1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 22	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 26	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-4045

NAME AND ADDRESS OF AGENT FOR SERVICE

Heather J. Thenell, JD

Senior Counsel

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes a flexible premium individual variable universal life insurance Contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.

The date of this prospectus is April 30, 2015.

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium variable universal life insurance contract. The variable universal life contract is built around its Cash Value. Cash Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Cash Value. Charges and cash you withdraw from the Contract decrease Cash Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount or the death benefit factor multiplied by Cash Value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the Specified Amount plus Cash Value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by Cash Value. The Death Benefit will vary over time.

Death Benefit Guarantee

A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract Issue Date, whichever is later, provided that you make timely payment of the required minimum premium amounts. If the Death Benefit Guarantee is in effect, your Contract will remain in force, even if the Cash Value is insufficient to pay the current monthly deductions.

Access to Cash Value

Transfers. You may transfer Cash Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The amount transferred to any subaccount or to the Fixed Account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the Surrender Value of your Contract. The Surrender Value is the Cash Value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you an annual interest rate of 8% until the 15th Contract Anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences. See Federal Tax Matters.

Partial Withdrawals. You may withdraw part of your Cash Value by giving us Notice. We deduct a $25 charge from the Cash Value for each partial withdrawal after the first one in any Contract Year. Partial withdrawals may have tax consequences. See Federal Tax Matters.

CONTRACT BENEFITS/RISKS SUMMARY

Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. A surrender may have tax consequences. See Federal Tax Matters.

Premiums

Flexibility of Premiums. You may pay premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and we will send you billing statements for the amount you select. You may choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. In most cases you may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Contract, and assigning the Contract.

You may name a Beneficiary to receive the Death Benefit payable under the Contract. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:

1.	Proceeds will be paid to the primary Beneficiaries who are then alive.

2.	If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.

3.	If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the Contract Owner, to the Insured’s estate.

Other designations or successions of beneficiaries may be arranged with us. Any beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.

You may change the Beneficiary by giving Notice while Insured is living. The effective date of the change will be the date you sign the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received Notice.

Investment Options. The Variable Account is an investment account separate from the Fixed Account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount cash value.

Fixed Account. You may place money in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the Fixed Account securing a loan. The Fixed Account is part of our General Account.

Cash Value. Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the Death Benefit, surrender, and maturity provisions of the Contract, other than in a lump sum. Proceeds distributed according to a

CONTRACT BENEFITS/RISKS SUMMARY

settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

Maturity Benefit. If the Insured is still living on the maturity date shown on page 3A of the Contract, the Contract will terminate and the maturity benefit equal to the Cash Value minus any loans and unpaid loan interest will be paid to you.

Supplemental Benefits and Riders

We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and the Cash Value will decrease. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your cash value (in the Fixed Account) with a declared rate of interest. You assume the risk that the Fixed Account rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If the Death Benefit Guarantee is not in effect and your monthly charges exceed your Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us sufficient payment by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that a Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value unless there is a distribution from the Contract while the Insured is living. However, if the Insured is living on the maturity date we will pay the Cash Value less any loan and unpaid loan interest as of that date to you. These proceeds are subject to tax and the Contract will terminate with no payment of Death Benefit. Under current tax law, Death Benefits payable under the Contract may be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit. However, the Death Benefit may be subject to state and/or federal estate and/or inheritance tax.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans

CONTRACT BENEFITS/RISKS SUMMARY

from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.

If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.

We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transactions involving a Contract.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

Surrender and Partial Withdrawal Risks

A surrender charge applies during the first 10 Contract Years after the Contract’s Issue Date and for 10 years after each increase in Specified Amount on the increased amount. It is possible that you will receive no Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.

You should not purchase the Contract if you intend to surrender all or part of the Cash Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, in this section.

A partial withdrawal will reduce Cash Value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial withdrawal also will reduce the Specified Amount of the Contract.

A surrender or partial withdrawal may have tax consequences. See Federal Tax Matters.

Loan Risks

A Contract loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate than the rate credited to the Fixed Account.

Your Contract may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero.

A loan will reduce your Surrender Value as well as your Death Benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan and loan interest will be subtracted from any amount you receive. A loan may have tax consequences. See Federal Tax Matters.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.

Your Contract’s declarations page will indicate the charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836. We will provide personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, Specified Amount and riders requested.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer Cash Value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted (Annualized)

Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment

Premium Tax Charge[1]	Not applicable	Not applicable

Withdrawal Fees	Upon partial withdrawal[2]	$25 per withdrawal

Transfer Fees	Upon transfer[3]	$25 per transfer

Contract Change Fees	Upon each change made to the Contract.[4]	$25 per change

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.

2 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract Year.

3 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

4 We reserve the right to charge up to $25 per change.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Surrender Charge[5]	Upon surrender, lapse or decrease in the Specified Amount
Base Contract:

Maximum		$34.79 per $1,000 of decrease in Specified Amount
Minimum		$1.16 per $1,000 of decrease in Specified Amount
Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$12.66 per $1,000 of Specified Amount
Increase in Specified Amount:	Upon surrender, lapse or decrease in the Specified Amount
Maximum Minimum		$30.28 per $1,000 of the Specified Amount $1.12 per $1,000 of the Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$12.70 per $1,000 of the Specified Amount

5 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in Specified Amount), and then decreases each Contract Year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in Specified Amount). Surrender charges depend on the Insured’s Issue Age, gender (in most states), Specified Amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio company fees and expenses.

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance[6]	Monthly
Maximum		$996.73 per $1,000 of amount at risk[7]
Minimum		$0.67 per $1,000 of amount at risk[7]
Charge for a male, Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000 in the first Contract Year		$2.37 per $1,000 of amount at risk[7]

Maximum Mortality and Expense Risk Fees[8]	Monthly	0.90% of the total Subaccount cash value

Administrative Charges	Monthly	$48 annual rate

Loan Interest[9]	Accrues daily	8% on loan

Additional Benefit or Rider Charge[10]
Accelerated Death Benefit for Terminal Illness Rider	At the time the benefit is exercised.	Generally an administrative fee of $150 applies. This fee may vary by state.
Accidental Death Rider	On the rider issue date and monthly thereafter[11]
Maximum		$1.44 per $1,000 of rider coverage amount
Minimum		$0.43 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 30, in the standard nonsmoker risk class with a rider coverage amount of $100,000		$0.46 per $1,00 of rider coverage amount

6 Cost of insurance charges depend on the Insured’s Issue Age, gender (in most states), amount at risk, Specified Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract.

7 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the Cash Value on the date the charge is deducted.

8 The charge applies during the first 15 Contract Years. After the 15th Contract Year, the maximum charge drops to 0.40% of the total Subaccount cash value. Actual current charges may be less. See Charges and Deductions for additional information regarding this charge.

9 This maximum rate applies to loans until the 15th Contract Anniversary. After the 15th Contract Anniversary, the maximum rate is 7.25%. The rate reflects maximum gross interest rate before crediting of interest. The interest accrues daily and is not deducted from the Cash Value. The net accrued interest is added to the Loan. See Loans.

10 Charges for additional benefits or riders may vary based on the Insured’s Attained Age or Issue Age, gender (in most states), risk class, Specified Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay.

11 This charge applies until the Insured’s Attained Age 70.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver Rider	On the rider issue date and monthly thereafter[12]
Maximum		$22.60 per $1,000 of rider coverage amount
Minimum		$0.08 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract Year following the rider Issue Date		$0.10 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider	On the rider issue date and monthly thereafter[13]
Maximum		$1.90 per $1,000 of rider coverage amount
Minimum		$0.42 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 25		$0.88 per $1,000 of rider coverage amount
Applicant Waiver Rider	On the rider issue date and monthly thereafter[14]
Maximum		$1.32 per $1,000 of amount at risk
Minimum		$0.15 per $1,000 of amount at risk

Charge for an Insured, Issue Age 0 and applicant Age 30, in the standard risk class.		$0.17 per $1,000 of amount at risk

12 This charge applies until the Insured’s Attained Age 65.

13 This charge applies until the Insured’s Attained Age 40.

14 This charge applies until the termination of the rider. For additional information regarding the termination of the rider please see Supplemental Benefits and Riders.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Issue Expense Charge[15]	Monthly
Base Contract:
Maximum		$6.93 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount of $150,000, in the first Contract Year		$1.32 per $1,000 of Specified Amount
Increase in Specified Amount:	On the date of an increase in Specified Amount and monthly thereafter.
Maximum		$6.72 per $1,000 of Specified Amount
Minimum		$0.01 per $1,000 of Specified Amount

Charge for a male Insured, Issue Age 40, in the standard nonsmoker risk class with a Specified Amount increase of $100,000, in the first year following an increase in Specified Amount		$1.80 per $1,000 of the increase in Specified Amount

15 This Charge applies for 36 months after the Issue Date and for 36 months after an increase in Specified Amount. The issue expense charge depends on the Insured’s Issue Age, gender (in most states), Specified Amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

The next table shows the minimum and maximum total annual portfolio operating expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

	Maximum	Minimum
Total Annual Fund Operating Expenses[16]
(expenses that are deducted from Fund assets, including management fees, and other expenses):	1.52%	0.26%

16 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was 0.19% to 1.40%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2014 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual portfolio expenses also include the fees associated with the funds in which it invests. Because of this a portfolio that is structured as a “fund of funds” may have higher fees and expenses than a portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

THRIVENT FINANCIAL AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states and the District of Columbia. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is located at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

All premiums allocated to the Fixed Account become part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the Fixed Account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

Interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts.

Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts, other than those portions of any Contract that provide variable benefits based on the experience of a separate account, become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%.

THE VARIABLE ACCOUNT AND PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Cash Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for the purpose of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Cash Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

THE VARIABLE ACCOUNT AND PORTFOLIOS

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Cash Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

Subaccounts and the Fund

You may allocate Net Premiums to one or more of the Subaccounts. However, you are only permitted to participate in a maximum of fifteen Subaccounts including the Fixed Account at any one time. If a transfer or new premium allocation is requested to a different Subaccount than those already selected, the new total must not exceed fifteen, and if it would, the request will be treated as not in Good Order. In order to make the requested transfer, you must transfer out of at least as many active Subaccounts so that the total active Subaccounts would not exceed fifteen. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the cash value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Growth and Income Plus Portfolio	To seek income plus long-term capital growth.

Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.

Thrivent Partner Technology Portfolio**	To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.

Thrivent Natural Resources Portfolio**	To seek long-term capital growth.

Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio**	To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio**	To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio**	To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio**	To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio	To seek long-term capital growth.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth.

Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500* Index.

Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade

INVESTMENT OPTIONS

names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.

** The Thrivent Series Fund, Inc. Board of Directors has approved the mergers of the following Series Fund Portfolios (“Portfolios”) pending approval by their respective shareholders of record at a special shareholder meeting to be held on or about August 14, 2015. The mergers, if approved by the shareholders, would occur on or about August 21, 2015. The Portfolios and their corresponding Subaccounts will be closed to new investment elections after the close of business on May 21, 2015. If you already invest in one of the affected Subaccounts, you can continue to invest in the Subaccount until the merger has been completed.

Target Portfolio		Acquiring Portfolio
Thrivent Partner Small Cap Growth Portfolio	→	Thrivent Small Cap Stock Portfolio

Thrivent Partner Small Cap Value Portfolio	→	Thrivent Small Cap Stock Portfolio

Thrivent Mid Cap Growth Portfolio	→	Thrivent Mid Cap Stock Portfolio

Thrivent Partner Mid Cap Value Portfolio	→	Thrivent Mid Cap Stock Portfolio

Thrivent Natural Resources Portfolio	→	Thrivent Large Cap Stock Portfolio

Thrivent Partner Technology Portfolio	→	Thrivent Large Cap Growth Portfolio

You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the Fund’s various Portfolios. A full description of the Portfolios, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Fund’s Portfolios and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this prospectus. The Fund prospectus is attached to this prospectus and found in the back of this book. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges and expenses.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee

INVESTMENT OPTIONS

any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

♦	Changes in the investment management of the Fund;

♦	Differences in voting instructions between those given by the Contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount, the Fixed Account, or a fixed period allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Aberdeen Asset Managers Limited

♦	Goldman Sachs Asset Management, L.P.

♦	Mercator Asset Management, LP

♦	Principal Global Investors, LLC

♦	Pyramis Global Advisors, LLC

♦	Sectoral Asset Management Inc.

♦	T. Rowe Price Associates, Inc.

We, as the investment advisor, pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

Adult and Juvenile Contracts

We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.

For the juvenile Contract, a juvenile is named as the Insured and Owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult is referred to as applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:

♦	the Insured’s 21st birthday;

♦	the Insured’s 16th birthday after the applicant controller transfers control to the Insured; or

♦	the death of the applicant controller on or after the Insured’s 16th birthday.

If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Insured will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new surrender charge period on the amount of the increase. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of this Contract may be delayed.

Term Conversion

Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.

If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.

Review this opportunity with your Thrivent Financial representative to determine whether it is available to you and right for you.

Ownership Rights

While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated.

THE CONTRACT

You may transfer ownership of the Contract by giving Notice to the Service Center. The transfer or change must be approved by us before it is valid. If approved, it will be effective on the date Notice was signed or on the date it was received at the Service Center if Notice is not dated.

To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract on behalf of Thrivent Financial.

Termination and Maturity

Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to full payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to excess loan. If the Contract is in effect at age 100, it will mature (end) and the Cash Value less any outstanding loan and loan interest will be paid to you.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. See your Contract for details.

PREMIUMS

Flexible Premiums

This Contract is a flexible premium Contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. Generally you may make changes in frequency and payment amounts at anytime with adequate Notice.

We recommend that you pay at least the Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will remain in force during any period of adverse investment returns. See Death Benefit Guarantee. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

Net Premiums & Premium Allocation

We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “Net Premium.” The premium expense charge may not be deducted in certain situations.

We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the

PREMIUMS

allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.

If we receive your premium before the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units.) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Premium in Default and Grace Period

Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Deduction Date if a monthly deduction to be made on that date would result in a Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever a Contract loan exceeds the Cash Value less any surrender charges, and the Death Benefit Guarantee is not in effect, the grace period provision will apply. We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected. You should discuss the amount with your Thrivent Financial representative. The Contract will continue in force through the grace period. If the Insured dies during the grace period, the Death Benefit payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract loan.

Limits

We reserve the right to:

♦	limit any increase in planned periodic premiums;

♦	limit the amount of payments in addition to planned periodic payments; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in Cash Value prior to receipt by the Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Cash Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Specified Amount, or other changes to the Contract which cause the premiums paid or the Cash Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Electronic Payment Program

Our electronic payment program allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the immediately preceding business day. To set up

PREMIUMS

the electronic payment program you must complete the applicable section on the application or, after the time of application, the appropriate Thrivent Financial form.

CONTRACT VALUES

Cash Value

The Cash Value of your Contract is equal to the sum of the values in the Contract’s Subaccount(s) and Fixed Account. The Cash Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit value; adding together the resulting values of each Subaccount; and adding any value in the Fixed Account.

While loans are not deducted from Cash Value, loans do reduce the amount you would receive upon surrender of your Contract, upon the death of the Insured and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Cash Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account;

♦	loans taken and loan repayments;

♦	partial withdrawals taken; and

♦	charges and deductions taken.

Because a Contract’s Cash Value is based on the variables listed above, it cannot be predetermined. The value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

The Cash Value of the Contract changes daily. The value of the Fixed Account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any Subaccount.

Fixed Account Cash Value

The Fixed Account cash value reflects Net Premiums allocated to the Fixed Account, transfers of Cash Value to or from the Subaccounts, interest credited, and any deductions. Each day the cash value in the Fixed Account will change based upon these factors. See your Contract for further detail.

Variable Account Cash Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	cash value is transferred to the Subaccount from another subaccount or from the Fixed Account.

CONTRACT VALUES

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	cash value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	partial withdrawals and partial withdrawal charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount;

♦	any charge for a Death Benefit Option change is allocated to the Subaccount;

♦	any charge for a Contract change is allocated to the Subaccount; or

♦	surrender charges are allocated to the Subaccount.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the net investment factor for that Subaccount for that period.

Net Investment Factor

The net investment factor for a Subaccount measures investment performance of that Subaccount. The net investment factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

Surrender Value

The Surrender Value is the total amount you may withdraw from the Contract. It is equal to the Cash Value less any surrender charges and any outstanding loan principal and accrued interest. The Surrender Value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested. It is possible for the Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount cash value, Fixed Account cash value, the total Cash Value and the Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of

DEATH BENEFITS

purchase, you chose between two Death Benefit Options: the level Death Benefit Option or the variable Death Benefit Option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.

Level Death Benefit Option

As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under this option, the Death Benefit is the greater of the Specified Amount, or the death benefit factor multiplied by Cash Value. If you keep your Contract in force for several years and your Cash Value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards the factor will decrease until reaching 1 at age 95. Your Contract includes a table of the death benefit factors.

You should consider the level Death Benefit Option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level Death Benefit Option provides greater potential for growth in Cash Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Cash Value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable Death Benefit Option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the Specified Amount plus Cash Value, or the death benefit factor

(described above) multiplied by Cash Value. The Death Benefit fluctuates correspondingly with your Cash Value.

You should consider the variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you want to have the potential for an increasing Death Benefit.

In general, the variable option provides the potential for a greater Death Benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the Specified Amount so your Death Benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the Contract charges and make the appropriate changes.

If you change from the level Death Benefit Option to the variable Death Benefit Option, we will reduce your Specified Amount by the amount of Cash Value you have accumulated on the date the change takes place. We will not allow the change if it reduces your Specified Amount below $10,000. If you change from the variable Death Benefit Option to the level Death Benefit Option, your Specified Amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your Specified Amount.

Changing your Contract from a level to a variable Death Benefit Option may result in the assessment of a surrender charge. The decrease in Specified Amount and any surrender charge will be subtracted from previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount. The Specified Amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your Cash Value for each Death Benefit Option change.

DEATH BENEFITS

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You selected the Specified Amount when you applied for the Contract. You may change the Specified Amount by giving us Notice. We may require that you return your Contract to make the change. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.

Your Thrivent Financial representative can assist you with your request. You can locate your Thrivent Financial representative by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Specified Amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.

Requirements for increasing your Specified Amount are:

♦	you must provide proof of insurability for the increase;

♦	increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the Insured.

When we approve an increase in your Specified Amount, it is effective as of the date shown on your Contract amendment.

Increases in your Specified Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s gender and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the Specified Amount. We show these new charges on the amended Contract specification page of your Contract.

Sometimes an increase in the Specified Amount, along with other factors, may cause a Contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. See Federal Tax Matters. Please consult your tax advisor before making any such increases.

Decreasing Your Specified Amount

On or after your first Contract Anniversary, you have the right to decrease your Specified Amount. Requirements for decreasing your Specified Amount are:

♦	the Specified Amount remaining in effect cannot be less than $10,000; and

♦	premiums or Cash Value must be in compliance with Internal Revenue Code’s limits.

The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Specified Amount, starting with the most recent, then from the original Specified Amount.

We subtract a surrender charge from the Cash Value if a surrender charge is in effect for that part of the Specified Amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.

DEATH BENEFITS

A decrease in your Specified Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. See Federal Tax Matters. Please consult your tax advisor before decreasing your Specified Amount.

Death Claims

In the event of the death of the Insured, we must receive notice of death at our Service Center. Notice should include the Insured’s name and Contract number. Your Thrivent Financial representative may assist you in making such a claim.

As long as the Contract remains in force and the Death Benefit is payable, we will pay the Death Benefit to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $1,000. Once the Beneficiary chooses a settlement option, we will issue an agreement for that settlement option. In the settlement option agreement, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a specific amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in the agreement reflecting the guaranteed payments we would make. You may withdraw the Commuted Value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your Beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in the agreement reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. You may withdraw the Commuted Value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

DEATH BENEFITS

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. We make payments at regular intervals during the payee’s life. A guaranteed period of 10 or 20 years can be selected or no guaranteed period at all can be selected. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount would be higher if no guaranteed payment period is selected.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the agreement. We show representative guaranteed payments in the settlement option agreement. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. The amount of payments are determined based on the lives of both of payees. A guaranteed payment period of 10 or 20 years may be selected or no guaranteed payment period at all may be selected. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the payees, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments will continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option agreement. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The Death Benefit Guarantee ensures that your coverage will continue even if the Cash Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:

♦	a factor based on age, gender, and risk class, multiplied by your Specified Amount, then the resulting amount is divided by 1,000;

♦	plus the monthly administrative charge of $4;

♦	plus the required premiums for each additional benefit you choose.

DEATH BENEFITS

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

♦

the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract Issue Date, plus any outstanding loan balance; and

♦	the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Specified Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the Issue Date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your Cash Value. The Contract will remain in force until your Cash Value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the Death Benefit Guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

To completely surrender your Contract and receive your Surrender Value or to make a partial withdrawal, you must give us Notice. You may obtain information as to a surrender or partial withdrawal by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

Verification of Identity

We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:

♦	Request to receive funds with a value of $100,000 or more;

♦	Request to send funds to an address other than the one listed for the Contract Owner;

♦	Request to wire funds or directly deposit funds to a bank account with a bank account registration different than the bank account listed for the Contract Owner;

♦	Request to make funds payable to someone other than the Contract Owner;

♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature.

PARTIAL WITHDRAWALS AND SURRENDERS

You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.

Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.

Partial Withdrawals

Partial withdrawals offer you a way to access your Cash Value. You may withdraw part of your Surrender Value by giving us Notice. The amount of a partial withdrawal may not exceed the Surrender Value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial withdrawal will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s cash value in the Subaccount or Fixed Account bears to the total Cash Value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the Cash Value for each partial withdrawal after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the Specified Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

For a Contract with the Level Death Benefit Option:

A partial withdrawal will reduce your Cash Value, Specified Amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the Specified Amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the specified amount, (a) the Specified Amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the Specified Amount, and (b) the new Death Benefit will be based on the Death Benefit factor, cash value, and Specified Amount after the reduction.

The Specified Amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the Specified Amount below this amount.

For a Contract with the Variable Death Benefit Option:

A partial withdrawal will reduce the Cash Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the Specified Amount.

Surrender

You may surrender this Contract for its Surrender Value by giving Notice to our Service Center. If you surrender your Contract, you will receive the Cash Value less any surrender charge and outstanding loan balance. Alternatively, at any time while the Insured is living (and before Attained Age 100) you may surrender this

PARTIAL WITHDRAWALS AND SURRENDERS

Contract and apply the Surrender Value as a single premium to purchase paid-up life insurance on the Insured.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of contract owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or Death Benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Cash Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center. You may also transfer by telephone once a Telephone Transaction Authorization Form is on file.

You may make twelve transfers per Contract Year from Subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the Fixed Account in each Contract Year. The transfer may not exceed the greater of $500 or 25% of the cash value in the Fixed Account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially

TRANSFERS

impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

TELEPHONE AND ONLINE TRANSACTIONS

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we will honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by reason of their not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.

Certain circumstances may prevent you from conducting transactions including but not limited to

TELEPHONE AND ONLINE TRANSACTIONS

the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.

We reserve the right to suspend or limit telephone and online transactions.

Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or earlier to correspond with an early closing of the NYSE) on a Valuation Date will use the Contract’s Cash Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Contract’s Cash Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account cash value may be deferred up to six months.

LOANS

While the Insured is living and your Contract is in force, you may, by giving Notice, use your Cash Value as security to borrow up to 92% (in most states) of your Surrender Value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th Contract Anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the Fixed Account will be used as security for the loan. To ensure that the Fixed Account has enough cash value to secure the loan, cash value will be transferred from the Subaccounts or Fixed Account according to the ratio that the cash value in the subaccounts or Fixed Account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s Cash Value.

Each month, if the total loan (principal plus accrued interest) exceeds the total Fixed Account cash value, the difference will be transferred from the Subaccounts to the Fixed Account as security for the loan.

A lower interest rate may be credited to the portion of the Fixed Account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the Contract’s 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must

LOANS

be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the Cash Value in the Subaccounts by the amount of the repayment that is allocated to the Subaccounts and transplanted from the Fixed Account. Repayments will be allocated according to your premium investment allocation. Total Cash Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Cash Value growth.

A loan will reduce your Surrender Value as well as your Death Benefit. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly charges are greater than your Surrender Value,

♦	your Death Benefit Guarantee is not in effect, and

♦	payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the Cash Value deficiency.

If the Contract lapses, a tax may result.

If this Cash Value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:

♦	the reinstated loan amount; plus

♦	any surrender charge at the time of reinstatement; plus

♦	the first two monthly deduction amounts after reinstatement; less

♦	the Cash Value at termination; less

♦	any surrender charge credited back at reinstatement; plus

♦	the new surrender charge taken for any reduction in the Specified Amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.

CONTRACT LAPSE AND REINSTATEMENT

A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC (see Federal Tax Matters).

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay Death Benefits, to cover the expenses generated by issuing, distributing, and administering the Contract, and to fund our fraternal activities. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 3% on premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.

Surrender Charge

If you choose to surrender your Contract or reduce your Specified Amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your Subaccounts and the Fixed Account. For the first three years of the Contract, surrender charges remain level then grade to zero by the end of the 10th Contract Year. Surrender charges are based upon your Issue Age, gender (in most states), risk class and duration of the Contract. New surrender charges begin with each Specified Amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of Specified Amount varies by gender (in most states), risk class and Issue Age. This declining charge terminates at the end of the 10th Contract Year. Beginning in the 11th year after the Issue Date (assuming no increases in Specified Amount), the surrender charge will be zero. We list your surrender charges in your Contract.

If you increase your Contract’s Specified Amount, a new surrender charge schedule is applicable to that amount, in addition to the existing surrender charge. It is based on an amount per thousand of the Specified Amount increase. We list your actual surrender charges for the increased Specified Amount separately on an amendment to your Contract. We will mail the amendment to you after we process the request for increase in Specified Amount. During the first three years, the surrender charge for the Specified Amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

The following is an example of surrender charges for a 40-year-old male, $150,000 Specified Amount and a standard nonsmoker risk class:

Contract Year	Surrender charge per Thousand Dollars
1	$12.66
2	12.66
3	12.66
4	11.07
5	9.49
6	7.91
7	6.33
8	4.75
9	3.16
10	1.58
11	0.00

CHARGES AND DEDUCTIONS

If you decrease the Specified Amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the Specified Amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the Specified Amount, starting with the most recent, and then from the original Specified Amount.

Withdrawal Charge

We charge $25 for each partial withdrawal after the first partial withdrawal each Contract Year. This charge is added to the amount withdrawn.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from loans, the exchange privilege, change in Subaccount investment policy, or the initial reallocation of premiums from the Thrivent Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee

We reserve the right to charge $25 from Cash Value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in Specified Amount, risk class, Death Benefit Options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from Cash Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Cash Value in the Contract. For the Fixed Account, we reduce the Cash Value by the proportion that the Cash Value in the Fixed Account bears to the Cash Value of the entire Contract. For Subaccounts, we redeem sufficient Accumulation Units from each Subaccount in the proportion that cash value each Subaccount bears to the Cash Value of the entire Contract. We deduct charges on the same date each month, beginning with the Issue Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the nearest preceding Valuation Date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge;

♦	the monthly issue expense charge; and

♦	any applicable charges for supplemental insurance benefits and riders available under the Contract.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (including Issue Age, gender unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and Specified Amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Specified Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the net amount at risk for the initial Specified Amount of your Contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Issue Date.

CHARGES AND DEDUCTIONS

We use a standard method of underwriting in determining the cost of insurance. The factors that goes into standard underwriting are:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases premiums, or in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Specified Amount and each increase in Specified Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance contract we offer.

Mortality and Expense Risk Fees

For Contracts in force for less than 15 years, we will assess a monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total Subaccount cash value (approximately 0.9% annually). The charge is applied to the total Cash Value in the Subaccounts on each Monthly Deduction Date. For Contracts in force for at least 15 years, we will assess a monthly mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for Contracts that have not reached their 15th Contract Anniversary. Therefore, for Contracts in force for at least 15 years, the maximum annual charge will never exceed 0.4%.

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge

We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, Cash Value calculation, transaction confirmations and periodic reports.

CHARGES AND DEDUCTIONS

Issue Expense Charge

We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the Issue Date and at the time of each Specified Amount increase. This charge varies by age, risk class, Specified Amount and, in most states, gender.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct an additional benefit charge from the Cash Value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

Portfolio Company Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the applicable Portfolio Company prospectus and Fee Tables.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Cash Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

FEDERAL TAX MATTERS

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the Contract Owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the

Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Cash Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement

FEDERAL TAX MATTERS

option 2, 3, 4, or 5 generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

The Death Benefit may be subject to state and/or federal estate and/or inheritance tax. The entire amount of the Death Benefit will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Cash Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Cash Value over the “investment in the Contract” will generally be includible in the Contract Owner’s income. The “investment in the Contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

Similarly, if the Insured is living on the maturity date, the amount payable on that date (accumulated value reduced by contract debt and unpaid monthly deductions) will be includible in the Contract Owner’s income if it exceeds the “investment in the Contract.”

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. Taxable income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts that Are Not MECs

Tax Treatment of Partial Withdrawals from Contracts that Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial withdrawals from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial withdrawal from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the Contract immediately before the partial withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Cash Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial withdrawal is made, and in certain other instances.

Tax Treatment of Loans from Contracts that Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner.

FEDERAL TAX MATTERS

As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. Reinstatement of the lapsed Contract within the same calendar year of the lapse may help minimize tax implications.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts that Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including a Contract that lapses due to nonpayment of premiums (unless it is reinstated within 90 days), will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Withdrawals, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial withdrawals from the Contract will be treated first as withdrawals of income and then as a recovery of investment in the contract. Thus, partial withdrawals will be includible in income to the extent the Cash Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Cash Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial withdrawals (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed

FEDERAL TAX MATTERS

withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased and owned by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Cash Value if the Cash Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the

FEDERAL TAX MATTERS

premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. Additionally, receipt of maturity benefit proceeds on the maturity date (if applicable) may have tax consequences. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial withdrawals made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial withdrawals, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accelerated Death Benefit for Terminal Illness

You may add this rider at any time without cost. This rider allows you to receive the present value of the Death Benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the insured is terminally ill. State variations apply.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the Specified Amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and

SUPPLEMENTAL BENEFITS AND RIDERS

expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month. The premium applies until the rider terminates. The rider will terminate on the earlier of the following:

1.	On midnight of the day before the anniversary of the Issue Date of the rider on or after the Insured’s 21st birthday; or

2.	When control of the Contract is transferred.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its insurance producer for the sale of the Contract as well as increases in coverage on existing contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract or sales related to increases in coverage.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase the coverage under a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to

SALES AND OTHER AGREEMENTS

congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase or increase coverage under one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative at 50% of the commissionable premium when you make increases in coverage. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. For Contracts with greater than $500,000 of Specified Amount, your financial representative may receive asset-based compensation ranging from 0% to 3% of all premiums paid plus 0% to 0.30% of the Cash Value annually, for the life of the Contract, if eligible. For Contracts with less than $500,000 of Specified Amount, your financial representative may receive asset-based compensation ranging from 0% to 9% of all premiums paid plus 0% to 0.3% of the Cash Surrender Value annually, for the life of the Contract, if eligible.

If you elect a settlement option, we pay commissions to the financial representative ranging from 0% to 0.25% of the premium applied to the settlement option, if eligible. Your financial representative may receive asset-based compensation of 0% to 0.3% of the cash value annually, for the life of the settlement option, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representative, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

DEFINITIONS

Accumulation Unit: A unit of measure used to calculate the cash value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Attained Age: The Insured’s age on the Contract Anniversary on or immediately prior to that day.

Beneficiary: The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A Beneficiary need not be a natural person.

Cash Value: The total value of the Contract, which is equal to the sum of the Subaccount cash values plus Fixed Account cash value.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us (Thrivent Financial) and described in this prospectus. The Contract consists of the certificate of membership and insurance, including any attached riders, endorsements or amendments, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same day and month in each succeeding year as the Issue Date.

Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.

Death Benefit: The amount paid upon the death of the Insured.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your Cash Value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Contract’s Death Benefit Guarantee in effect. Different combinations of age, gender, risk class, Specified Amount and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the Death Benefit.

Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.

Good Order: Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

DEFINITIONS

Issue Age: The age of the Insured as of his or her last birthday on or before the Issue Date.

Issue Date: The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.

Monthly Deduction Date: The date each month on which we deduct charges from Cash Value. These monthly charges occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 3% charge is taken for sales expenses. The premium expense charge may not be deducted in certain situations.

Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content. While your Contract refers to written request, administratively Notice may meet this requirement.

Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.

Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies Subaccounts of the Variable Account.

Service Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Specified Amount: Initially, the amount of life insurance for which we issued the Contract. The Specified Amount of your Contract may change, as described in your Contract.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio Company (the Fund).

Surrender Value: The cash value of the Contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.

we, us, our: Thrivent Financial.

you, your: The Owner of the Contract.

OBTAINING ADDITIONAL INFORMATION

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:

Notice:

Thrivent Financial for Lutherans

Service Center

4321 North Ballard Road

Appleton, WI 54919-0001

Online:

www.thrivent.com

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Cash Values.

OBTAINING ADDITIONAL INFORMATION

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0102

Thrivent Variable Life Account I

1933 Act Registration No. 333-31011

1940 Act Registration No. 811-08289

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated April 30, 2015

Flexible Premium Variable Universal Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) contains additional information about the flexible premium variable universal life insurance contract (contract) previously offered by Thrivent Financial for Lutherans (Thrivent Financial). This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2015. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.

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GENERAL INFORMATION AND HISTORY

Depositor

Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.

Registrant

Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402. Assurance and audit services for years prior to 2014 were provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PREMIUMS

Administrative Procedures

If mandated under applicable law, we may be required to reject an initial premium.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1)	to accept certain premiums;

(2)	to refund premiums;

(3)	to refund the earnings on premiums;

(4)	to refund any necessary cash value;

(5)	to increase death benefit.

Automatic Premium Loans

This Contract does not provide for automatic premium loans.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Incidental Benefits

We offer supplemental benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding supplemental benefits and riders.

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Surrender and Withdrawal

The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Withdrawals and Loans in the Contract).

Material Contracts Relating to the Registrant

There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.

PRINCIPAL UNDERWRITER

Identification

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer.

Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.

Offering and Commissions

The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.

Duly licensed financial representatives of Thrivent Investment Management Inc. are also licensed by state insurance departments to sell Contracts as registered representatives. The Contracts have been offered in all states and the District of Columbia. Thrivent Investment Management Inc. will pay the financial representative commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to the Contract Owner in addition to the charges already described in the prospectus. In addition to direct compensation, financial representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the owners of Contracts.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2012	2013	2014
$149,816	$140,289	$106,190

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We charge a sales load, referred to as “Percentage of Premium Expense Charge” in the Contract, of 3% on each premium.

Special Purchase Plans

We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.

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Underwriting Procedures

We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Increases in Face Amount

Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount (referred to as Specified Amount in the Contract) at any time before the Insured’s 80th birthday. Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the face amount. The surrender charge applies to decreases in face amount during the first 10 years following an increase in face amount. The surrender charge remains level during the first three years following an increase in face amount, and then decreases each Contract Year to zero after the 10th year following an increase in face amount. Surrender charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the surrender charge first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.

LAPSE AND REINSTATEMENT

The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.

LOANS

The prospectus provides a detailed discussion regarding loans.

STANDARD AND POOR’S DISCLAIMER

The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the

4

Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2014, as well as the related statutory-basis statements of operations, surplus and cash flows for the year ended December 31, 2014, and for 2014 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on their authority of such firm as experts in accounting and auditing.

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2013, as well as the related statutory-basis statements of operations, surplus and cash flows for each of the two years in the period ended December 31, 2013, and for 2013 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report, and are included in reliance upon such report given on their authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Life Account I as of December 31, 2014, and for the periods indicated therein ended December 31, 2014, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and for the periods indicated therein ended December 31, 2013, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

5

The statements of changes in net assets of each of the subaccounts of Thrivent Variable Life Account I for the periods indicated therein ended December 31, 2013 and the related financial highlights, as disclosed in the financial statements, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interest of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

6

Independent Auditor’s Report

To the Board of Directors of Thrivent Financial for Lutherans,

We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory basis statement of assets, liabilities and surplus as of December 31, 2014 and the related statutory basis statements of operations, surplus, and cash flow for the year then ended.

Management’s Responsibility for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting principles prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014, or the results of its operations or its cash flows for the year then ended.

Independent Auditor’s Report, continued

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Financial for Lutherans at December 31, 2014 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.

Other Matter

The statutory basis statement of assets, liabilities and surplus for Company as of December 31, 2013 and the related statutory basis statements of operations, surplus, and cash flow for the years ended December 31, 2013 and 2012 were audited by other auditors whose report, dated February 18, 2014, expressed an adverse opinion as to presentation in accordance with U.S. Generally Accepted Accounting Principles and an unqualified opinion as to presentation in accordance with the statutory basis of accounting on those statements.

Minneapolis, Minnesota

February 23, 2015

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2014 and 2013

(in millions)

	2014	2013
Admitted Assets
Bonds	$39,036	$37,437
Stocks	1,339	1,163
Mortgage loans	7,378	7,298
Real estate	55	72
Cash, cash equivalents and short-term investments	1,503	1,430
Contract loans	1,192	1,220
Receivables for securities	22	11
Limited partnerships	2,639	2,362
Other invested assets	155	184

Total cash and invested assets	53,319	51,177

Accrued investment income	446	431
Due premiums and considerations	114	111
Other assets	36	29
Assets held in separate accounts	23,079	20,414

Total Admitted Assets	$76,994	$72,162

Liabilities
Aggregate reserves for life, annuity and health contracts	$41,059	$39,894
Deposit liabilities	2,931	2,887
Contract claims	265	244
Dividends due in following calendar year	236	232
Interest maintenance reserve	428	356
Asset valuation reserve	972	940
Transfers due from separate account	(550)	(492)
Payable for securities	961	987
Securities lending obligation	411	347
Other liabilities	782	634
Liabilities related to separate accounts	23,006	20,335

Total Liabilities	70,501	66,364
Surplus
Unassigned funds	6,492	5,797
Other surplus	1	1

Total Surplus	6,493	5,798

Total Liabilities and Surplus	$76,994	$72,162

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

	2014	2013	2012
Revenues
Premiums	$5,426	$5,192	$4,951
Considerations for supplementary contracts with life contingencies	114	140	242
Net investment income	2,686	2,575	2,566
Separate account fees	521	421	350
Amortization of interest maintenance reserve	145	151	130
Other revenues	47	45	66

Total Revenues	8,939	8,524	8,305

Benefits and Expenses
Death benefits	919	874	831
Surrender benefits	1,760	1,619	1,627
Change in reserves	1,165	1,121	1,309
Other benefits	1,306	1,245	1,397

Total benefits	5,150	4,859	5,164

Commissions	293	283	259
General insurance expenses	546	529	528
Fraternal benefits and expenses	169	155	153
Transfers to (from) separate accounts, net	1,728	1,688	1,350

Total expenses and net transfers	2,736	2,655	2,290

Total Benefits and Expenses	7,886	7,514	7,454

Gain from Operations Before Dividends and Capital Gains and Losses	1,053	1,010	851

Dividends	239	232	253

Gain from Operations Before Capital Gains and Losses	814	778	598

Realized capital gains (losses), net	(49)	(78)	(93)

Net Income	$765	$700	$505

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

	2014	2013	2012
Surplus, Beginning of Year	$5,798	$4,386	$4,004
Net income	765	700	505
Change in unrealized investment gains and losses	108	69	14
Change in non-admitted assets	(5)	129	(16)
Change in reserve due to change in valuation basis	—	—	221
Change in asset valuation reserve	(32)	631	(326)
Change in surplus of separate account	(5)	(36)	(20)
Pension liability adjustment	(136)	(81)	4

Surplus, End of Year	$6,493	$5,798	$4,386

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

	2014	2013	2012
Cash from Operations
Premiums	$5,542	$5,333	$5,196
Net investment income	2,326	2,357	2,384
Other revenues	560	457	372

	8,428	8,147	7,952
Benefit- and loss-related payments	(3,862)	(3,617)	(3,721)
Transfers to separate account, net	(1,777)	(1,802)	(1,358)
Commissions and expenses	(1,015)	(1,248)	(891)
Dividends	(235)	(251)	(293)

Net Cash from Operations	1,539	1,229	1,689

Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	5,712	6,923	7,682
Stocks	721	936	1,401
Mortgage loans	865	923	863
Other	735	666	363

Total proceeds from investments sold, matured or repaid	8,033	9,448	10,309

Cost of investments acquired:
Bonds	(7,133)	(10,601)	(7,799)
Stocks	(840)	(752)	(1,303)
Mortgage loans	(954)	(892)	(728)
Other	(517)	(543)	(599)

Total cost of investments acquired	(9,444)	(12,788)	(10,429)

Transactions under mortgage dollar roll program, net	(52)	2,165	(1,624)
Change in net amounts due to/from broker	(37)	(2,085)	1,480
Change in collateral held for securities lending	64	(75)	(27)
Change in contract loans	28	23	18

Net Cash from Investments	(1,408)	(3,312)	(273)

Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	(63)	(104)	19
Other	5	281	(90)

Net Cash from Financing and Miscellaneous Sources	(58)	177	(71)

Net Change in Cash, Cash Equivalents and Short-Term Investments	73	(1,906)	1,345
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	1,430	3,336	1,991

Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,503	$1,430	$3,336

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2014, 2013 and 2012

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance, retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds:  Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Pre-payment assumptions are consistent with current interest rates.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $897 million and $847 million in the mortgage dollar roll program as of December 31, 2014 and 2013, respectively.

Stocks:  Preferred stocks are generally carried at cost. Common stocks of unaffiliated companies are stated at market value. Common stocks of uncombined subsidiaries and affiliates are carried on the statutory equity basis.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans, continued

income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real estate:  Home office real estate is valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Cash, cash equivalents and short-term investments:  Cash and cash equivalents, which consist of demand deposits and highly liquid investments purchased with an original maturity of three months or less, are carried at amortized cost. Short-term investments have contractual maturities of 12 months or less at the time of acquisition. Included in short-term investments are investments in money market mutual funds, which are carried at fair value, and investments in commercial paper and agency notes, which are carried at amortized cost.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances. Policy loans are collateralized by the cash surrender value of the associated insurance contracts.

Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee.

Other invested assets:  Other invested assets primarily consist of derivative instruments and real estate joint ventures. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Also included in other invested assets are investments in surplus notes, which are carried at amortized cost.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.

Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements and derivative on a gross basis in the statutory-basis financial statements.

Unrealized investment gains and losses:  Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, and other invested assets and are accounted for as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using an average cost method. Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Certain realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.

Interest maintenance reserve:  Thrivent Financial is required to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits, which include mortality and expense charges and advisor fees, are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Separate Accounts, continued

account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits. Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Changes in estimates for reserves are recognized in the Statutory-Basis Statements of Operations in the period of change, except for those changes in valuation bases as specified in SAP, which are recognized as direct adjustments of surplus.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve

Thrivent Financial is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Premiums

Traditional life insurance premiums are recognized as revenue when due. Variable life and annuity premiums are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored fraternal activities.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive, health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial Bank, a wholly owned subsidiary of Thrivent Financial Holdings, Inc., then sold substantially all of the net assets of its retail banking operations to the credit union. The contribution of capital was recorded as an operating expense in the Statutory-Basis Statement of Operations for the year ended December 31, 2012.

New Accounting Guidance

During 2013, Thrivent Financial adopted Statement of Statutory Accounting Principles No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The principles changed the method of determining the plan’s funded status and the amount of obligation required to be recognized in the financial statements. As of January 1, 2013, the additional liability needing to be recognized totaled $125 million for Thrivent Financial’s pension and other retirement plans.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 23, 2015, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

2. Investments

Bonds

The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).

	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2014
U.S. government and agency securities	$2,368	$120	$7	$2,481
U.S. state and political subdivision securities	140	39	—	179
Securities issued by foreign governments	101	12	—	113
Corporate debt securities	27,790	2,664	177	30,277
Residential mortgage-backed securities	6,531	175	14	6,692
Commercial mortgage-backed securities	1,706	58	3	1,761
Collateralized debt obligations	3	8	—	11
Other debt obligations	397	8	2	403

Total bonds	$39,036	$3,084	$203	$41,917

December 31, 2013
U.S. government and agency securities	$2,524	$53	$59	$2,518
U.S. state and political subdivision securities	146	19	—	165
Securities issued by foreign governments	105	11	—	116
Corporate debt securities	25,935	2,032	419	27,548
Residential mortgage-backed securities	6,663	89	118	6,634
Commercial mortgage-backed securities	1,729	82	19	1,792
Collateralized debt obligations	3	2	—	5
Other debt obligations	332	7	5	334

Total bonds	$37,437	$2,295	$620	$39,112

The admitted value of corporate debt securities issued in foreign currencies was $107 million and $123 million as of December 31, 2014 and 2013, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Bonds, continued

The admitted value and fair value of bonds by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted Value	Fair Value
December 31, 2014
Due in one year or less	$1,136	$1,172
Due after one year through five years	7,739	8,378
Due after five years through ten years	12,421	12,948
Due after ten years	17,740	19,419

Total bonds	$39,036	$41,917

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2014
U.S. government and agency securities	4	$163	$3	6	$183	$4
Corporate debt securities	407	2,859	102	240	1,876	75
Residential mortgage-backed securities	10	103	1	34	483	13
Commercial mortgage-backed securities	11	102	—	14	143	3
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	41	163	—	8	49	2

Total bonds	473	$3,390	$106	304	$2,734	$97

December 31, 2013
U.S. government and agency securities	26	$1,191	$52	1	$42	$7
Corporate debt securities	790	5,789	334	86	627	85
Residential mortgage-backed securities	90	4,111	95	32	312	23
Commercial mortgage-backed securities	38	380	15	8	68	4
Collateralized debt obligations	1	—	—	3	—	—
Other debt obligations	27	104	1	2	24	4

Total bonds	972	$11,575	$497	132	$1,073	$123

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Bonds, continued

As of December 31, 2014, Thrivent Financial held the following structured notes (in millions) as defined by the NAIC Securities Valuation Office. The structured notes below are included in U.S. government and agency securities. No investments held as of December 31, 2014 are considered mortgage-referenced securities.

CUSIP	Actual Cost	Fair Value	Book/Adjusted Carrying Value
912810QF8	$5	$7	$6
912828B25	25	25	26
912828GD6	53	56	54
912828HN3	15	18	17
912828JE1	62	75	70
912828NM8	27	30	29
912828QV5	81	80	83
912828UH1	27	26	27

	$295	$317	$312

Stocks

The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):

	2014	2013
Unaffiliated preferred stocks:
Cost/statement value	$112	$103
Gross unrealized gains	15	8
Gross unrealized losses	—	(2)

Fair value	$127	$109

Unaffiliated common stocks:
Cost	$710	$539
Gross unrealized gains	186	162
Gross unrealized losses	(16)	(7)

Fair value/statement value	$880	$694

Affiliated common stocks:
Cost	$295	$282
Gross unrealized gains	53	84
Gross unrealized losses	(1)	—

Fair value/statement value	$347	$366

Total statement value	$1,339	$1,163

Included in the investment in affiliated stocks balances discussed above is approximately $122 million and $123 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2014 and 2013, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Stocks, continued

The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2014
Stocks	204	$130	$17	—	$—	$—

December 31, 2013
Stocks	135	$107	$8	3	$1	$1

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2014 and 2013, was $7,378 million and $7,298 million, respectively. There was no allowance for credit losses as of December 31, 2014, 2013 or 2012.

Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

The carrying values of mortgage loans by credit quality as of December 31 were as follows (in millions):

	2014	2013
In good standing	$7,255	$7,142
In good standing, with restructured terms	114	127
Delinquent	—	15
In process of foreclosure	9	14

Total mortgage loans	$7,378	$7,298

	2014	2013
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.5%	1.4%
Total principal (in millions)	$134	$201
Number of loans	112	217

Interest rates for loans issued during the year:
Maximum	6.1%	6.0%
Minimum	2.8%	2.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	75%	77%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Mortgage Loans, continued

The age analysis of mortgage loans as of December 31 was as follows (in millions):

	2014	2013
Current	$7,365	$7,253
30 – 59 days past due	3	15
60 – 89 days past due	1	7
90 – 179 days past due	—	9
180+ days past due	9	14

Total mortgage loans	$7,378	$7,298

90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$9
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	9	14
Interest accrued	1	2

The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:

	2014	2013
Geographic Region
Pacific	24%	25%
South Atlantic	16	17
East North Central	14	14
West North Central	14	14
Mountain	13	12
Mid-Atlantic	8	7
West South Central	7	7
Other	4	4

Total	100%	100%

The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:

	2014	2013
Property Type
Industrial	30%	31%
Retail	23	23
Office	19	18
Church	12	13
Apartments	7	6
Other	9	9

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Mortgage Loans, continued

Impaired loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. As of December 31, 2014 and 2013, Thrivent Financial held impaired loans with a carrying value of $7 million and $29 million, respectively, and an unpaid principal balance of $13 million and $38 million, respectively, for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $6 million, $5 million and $10 million for the years ended December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2014 and 2013, was $2 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0 million, $0.3 million and $0.3 million during the years ended December 31, 2014, 2013 and 2012, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2014, Thrivent Financial modified 6 loans totaling $14 million under these circumstances. As of December 31, 2014, Thrivent Financial held 4 mortgage loans totaling $2 million where loan modifications had occurred. During 2014, there were no modified mortgage loans with a payment default. During 2013, Thrivent Financial modified 7 loans totaling $21 million under these circumstances. As of December 31, 2013, Thrivent Financial held 7 mortgage loans totaling $29 million where loan modifications had occurred. During 2013, there were no modified mortgage loans with a payment default.

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2014	2013
Home office properties	$167	$163
Held-for-sale	4	18

	171	181
Accumulated depreciation	(116)	(109)

Total real estate	$55	$72

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2014
Assets:
Call spread options	$4	$45	$—
Futures	—	—	(102)
Foreign currency swaps	6	112	—

Total assets	$10	$157	$(102)

Liabilities:
Call spread options	$2	$47	$—
Covered written call options	1	375	2
Foreign currency swaps	1	13	—

Total liabilities	$4	$435	$2

As of and for the year ended December 31, 2013
Liabilities:
Covered written call options	$1	$1	$2
Futures	—	—	(173)
Foreign currency swaps	8	117	—

Total liabilities	$9	$118	$(171)

All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements. Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Call Spread Options

Thrivent Financial uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with its fixed indexed deferred annuities. The call options are reported at fair value in other invested assets and the cap call options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Derivative Financial Instruments, continued

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2014, 2013 and 2012, $14 million, $6 million and $0 million was received in call premium, respectively.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of its variable annuity products. Cash paid for the futures contracts is recorded in other invested assets. Contracts are settled on a daily basis and recognized in realized gains and losses. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in unrealized gains and losses.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in realized gains and losses. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2014	2013
Loaned securities:
Carrying value	$394	$328
Fair value	401	339

Cash collateral reinvested:
Carrying value	$403	$341
Fair value	403	341

Aging of cash collateral liability:
Open collateral positions	$411	$347

Pledged and Restricted Assets

Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted. Thrivent Financial had pledged and restricted assets of $445 million and $384 million as of December 31, 2014 and 2013, respectively. Total pledged and restricted assets, which include state deposits and collateral held under futures transactions and securities lending agreements, are less than 1% of total admitted assets.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2014	2013	2012
Bonds	$1,708	$1,679	$1,694
Affiliated stocks	65	98	41
Unaffiliated stocks	21	19	20
Mortgage loans	413	427	462
Real estate	25	24	25
Contract loans	87	88	90
Cash, cash equivalents and short-term investments	(5)	(1)	4
Limited partnerships	405	268	257
Other invested assets	13	18	13

	2,732	2,620	2,606
Investment expenses	(39)	(38)	(33)
Depreciation on real estate	(7)	(7)	(7)

Net investment income	$2,686	$2,575	$2,566

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Net gains (losses) on sales:
Bonds:
Gross gains	$231	$250	$311
Gross losses	(31)	(217)	(71)
Stocks:
Gross gains	95	118	134
Gross losses	(20)	(16)	(38)
Futures	(102)	(173)	(121)
Other	10	17	—

Net (losses) gains on sales	183	(21)	215
Provisions for losses:
Bonds	(7)	(3)	(29)
Stocks	(2)	—	—
Other	(5)	(5)	(38)

Total provisions for losses	(14)	(8)	(67)

Realized capital (losses) gains	169	(29)	148
Transfers to interest maintenance reserve	(218)	(49)	(241)

Realized capital losses, net	$(49)	$(78)	$(93)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Realized Capital Gains and Losses, continued

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $5.0 billion, $6.3 billion and $6.9 billion for the years ended December 31, 2014, 2013 and 2012, respectively.

Thrivent Financial recognized other-than-temporary impairments during the years ended December 31, 2014 and 2013, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
05948KVV8	$14	$—	$14	$14	4Q 2014
05949AL99	3	—	3	3	4Q 2014
05949AMK3	4	—	4	4	4Q 2014
05949CFW1	3	—	3	3	4Q 2014
07389QAA6	12	—	12	12	4Q 2014
863576AC8	7	—	7	7	4Q 2014
02660YAX0	5	1	4	4	4Q 2014
759676AF6	5	—	5	4	4Q 2014
759676AJ8	4	1	3	3	4Q 2014
75971EAE6	4	1	3	3	4Q 2014
75971EAJ5	3	1	2	2	4Q 2014
78476YAA4	4	—	4	3	4Q 2014
78477AAA5	2	—	2	1	4Q 2014

Total	$70	$4	$66	$63

03703FAJ9	$—	$—	$—	$—	1Q 2013
78476YAA4	6	1	5	5	2Q 2013
78477AAA5	3	—	3	3	2Q 2013
03703FAJ9	—	—	—	—	2Q 2013
12668BQA4	13	1	12	12	4Q 2013
75116FBH1	9	—	9	9	4Q 2013
863576AC8	9	—	9	9	4Q 2013
93934FBQ4	9	1	8	8	4Q 2013
45660LXA2	5	—	5	5	4Q 2013
43739ECN5	4	—	4	4	4Q 2013

Total	$58	$3	$55	$55

Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2012, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
12667GGD9	$38	$2	$36	$31	2Q 2012
576434V92	16	1	15	13	2Q 2012
12667F4N2	13	1	12	12	2Q 2012
46632HAM3	10	—	10	10	2Q 2012
45660LXA2	7	1	6	5	2Q 2012

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
46632HAQ4	$2	$1	$1	$1	2Q 2012
53957DAA1	9	5	4	4	3Q 2012
058933AQ5	43	4	39	41	4Q 2012
94983BAT6	22	1	21	23	4Q 2012
949772AA5	17	1	16	18	4Q 2012
94981FAJ1	15	—	15	15	4Q 2012
576434V92	14	—	14	15	4Q 2012
16165TAE3	13	—	13	12	4Q 2012
17307GVN5	11	—	11	11	4Q 2012
46630DAN2	11	3	8	9	4Q 2012
949837AA6	10	—	10	10	4Q 2012
93934FFZ0	9	—	9	8	4Q 2012
45660LST7	8	—	8	8	4Q 2012
12669RAC1	8	3	5	6	4Q 2012
32051GPY5	7	—	7	7	4Q 2012
466247MQ3	6	—	6	6	4Q 2012
17311LAA9	5	—	5	5	4Q 2012
52522QAN2	5	2	3	4	4Q 2012
05949CFW1	4	—	4	4	4Q 2012
68383NDM2	4	—	4	4	4Q 2012
75970QAJ9	4	1	3	3	4Q 2012
93363NAA3	2	—	2	2	4Q 2012
21075WDQ5	2	—	2	2	4Q 2012
17307G4H8	1	—	1	1	4Q 2012

Total	$316	$26	$290	$290

3. Policyholder Liabilities

Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2014
Subject to discretionary withdrawal:
With market value adjustment	$—	$419	$—	$419	1%
At book value less a surrender charge of 5% or more	4,008	—	—	4,008	10
At fair value	—	—	21,219	21,219	55
At book value without adjustment	11,883	—	—	11,883	31
Not subject to discretionary withdrawal	1,208	—	59	1,267	3

Total	$17,099	$419	$21,278	$38,796	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

3. Policyholder Liabilities, continued

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total

December 31, 2013
Subject to discretionary withdrawal:
With market value adjustment	$—	$442	$—	$442	1%
At book value less a surrender charge of 5% or more	3,901	—	—	3,901	11
At fair value	—	—	18,633	18,633	52
At book value without adjustment	11,626	—	—	11,626	32
Not subject to discretionary withdrawal	1,196	—	59	1,255	4

Total	$16,723	$442	$18,692	$35,857	100%

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2014	2013
Aggregate reserves for life, annuity and health contracts	$14,168	$13,836
Deposit liabilities	2,931	2,887
Liabilities related to separate accounts	21,697	19,134

Total	$38,796	$35,857

Thrivent Financial has insurance in force as of December 31, 2014 and 2013, totaling $11 billion and $10 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2014 and 2013, totaled $56 million and $53 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):

	Gross	Net of Loading
December 31, 2014
Ordinary new business	$4	$2
Ordinary renewal	61	110

Total	$65	$112

December 31, 2013
Ordinary new business	$5	$2
Ordinary renewal	63	108

Total	$68	$110

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

4. Separate Accounts

Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent Financial are nonguaranteed, while Thrivent Financial’s multi-year guarantee separate account is a non-indexed guarantee account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. As of December 31, 2014 and 2013, the maximum amount of those guarantees was estimated at $120 million and $125 million, respectively. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2014	2013	2012	2011	2010
Risk charge paid	$86	$58	$42	$31	$20
Payments for guaranteed benefits	3	3	4	5	6

The distribution of investments in the separate account assets as of December 31 was as follows:

	2014	2013
Equity funds	54%	52%
Bond funds	25	28
Balanced funds	19	18
Other	2	2

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2014
Reserves:
For accounts with assets at fair value	$419	$22,037	$22,456

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$419	$—	$419
At fair value	—	21,978	21,978
Not subject to discretionary withdrawal	—	59	59

Total	$419	$22,037	$22,456

December 31, 2013
Reserves:
For accounts with assets at fair value	$442	$19,393	$19,835

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$442	$—	$442
At fair value	—	19,334	19,334
Not subject to discretionary withdrawal	—	59	59

Total	$442	$19,393	$19,835

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

4. Separate Accounts, continued

	2014	2013	2012
Premiums, considerations and deposits:
Non-indexed guarantee	$3	$5	$7
Non-guaranteed	2,795	2,715	2,306

Total	$2,798	$2,720	$2,313

	2014	2013	2012
Transfers to separate accounts	$2,796	$2,718	$2,311
Transfers from separate accounts	(1,063)	(1,028)	(957)
Other items	(5)	(2)	(4)

Transfers to separate accounts, net	$1,728	$1,688	$1,350

5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves and claims liabilities, is summarized below (in millions):

	2014	2013
Net balance at January 1	$821	$759
Incurred related to:
Current year	356	336
Prior years	60	13

Total incurred	416	349
Paid related to:
Current year	69	66
Prior years	233	221

Total paid	302	287

Net balance at December 31	$935	$821

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. Thrivent Financial increased its long term care insurance claim reserves in 2014 as a result of an updated claim experience study that evaluated claim termination rates and claim utilization rates.

6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent Financial retains a maximum of $3 million of single or joint life coverage for any single mortality risk. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

6. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2014	2013	2012
Direct premiums	$5,522	$5,282	$5,035
Reinsurance ceded	(96)	(90)	(84)

Net premiums	$5,426	$5,192	$4,951

Reinsurance claims recovered	$51	$40	$36

Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):

	2014	2013
Life insurance	$552	$489
Accident and health	2	1

Total	$554	$490

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.

Four reinsurance companies account for approximately 90% of the reinsurance recoverable as of December 31, 2014. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

7. Surplus

Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2014 and 2013.

Unassigned funds were represented or reduced by the following categories and amounts as of December 31 (in millions):

	2014	2013
Unrealized gains and losses	$521	$413
Non-admitted assets	(98)	(93)
Separate account business	74	79
Asset valuation reserve	(972)	(940)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2014
Assets
Unaffiliated common stocks:
Large-cap	$319	$9	$—	$328
Mid-cap	98	—	—	98
International	—	39	—	39
REITs	77	—	—	77
Other	304	34	—	338
Short-term investments	115	—	—	115
Assets held in separate accounts	—	23,079	—	23,079
Other invested assets	—	6	4	10

Total	$913	$23,167	$4	$24,084

Liabilities:
Other liabilities	$—	$1	$2	$3

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2013
Unaffiliated common stocks:
Large-cap	$235	$6	$—	$241
Mid-cap	72	—	—	72
International	—	42	—	42
REITs	55	—	—	55
Other	255	29	—	284
Short-term investments	55	23	—	78
Assets held in separate accounts	—	20,414	—	20,414

Total	$672	$20,514	$—	$21,186

Level 1 Financial Instruments

This category includes unaffiliated common stocks and short-term investments. Unaffiliated common stocks primarily are valued using quoted prices in active markets. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset value of the invested fund.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 2 Financial Instruments

Level 2 financial instruments include certain unaffiliated common stocks, short-term investments and assets held in separate accounts. Unaffiliated common stocks are valued based on market quotes where stocks are not considered actively traded. Short-term investments are valued using significant observable inputs. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 3 Financial Instruments

Level 3 financial instruments include other invested assets, which consist of certain derivatives. The fair value was determined using independent broker quotes.

There were no gains or losses recognized in net income during 2014, 2013 or 2012 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2014, 2013 or 2012.

The following table shows the changes in fair values for the other invested assets categorized as Level 3 (in millions):

2014
Balance, January 1	$—
Purchases	3
Unrealized gains and losses	1

Balance, December 31	$4

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2014	$—	$—	$—	$—	$—	$—
December 31, 2013	$—	$—	$—	$—	$—	$—

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The transfers during 2013 were due to price source changes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions).

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2014
Financial assets:
Bonds	$39,036	$2,032	$33,378	$6,507	$41,917
Unaffiliated preferred stocks	112	—	127	—	127
Mortgage loans	7,378	—	—	7,841	7,841
Contract loans	1,192	—	—	1,192	1,192
Cash, cash equivalents and short-term investments	1,388	57	1,332	—	1,389
Limited partnerships	2,639	—	—	2,645	2,645
Real estate — held-for-sale	4	—	—	5	5
Other invested assets	145	—	112	70	182
Financial liabilities:
Deferred annuities	11,630	—	—	11,563	11,563
Liabilities related to separate accounts	23,006	—	23,006	—	23,006
Other deposit contracts	2,931	—	—	2,931	2,931
Other liabilities	1	—	—	1	1

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions).

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2013
Financial assets:
Bonds	$37,437	$2,017	$31,690	$5,405	$39,112
Unaffiliated preferred stocks	103	—	103	6	109
Mortgage loans	7,298	—	—	7,566	7,566
Contract loans	1,220	—	—	1,220	1,220
Cash, cash equivalents and short-term investments	1,352	65	1,284	6	1,355
Limited partnerships	2,362	—	—	2,369	2,369
Real estate — held-for-sale	18	—	—	21	21
Other invested assets	184	—	107	73	180
Financial liabilities:
Deferred annuities	11,219	—	—	11,165	11,165
Liabilities related to separate accounts	20,335	—	20,335	—	20,335
Other deposit contracts	2,887	—	—	2,887	2,887

Level 1 Financial Instruments

Financial instruments categorized as Level 1 include bonds, which are priced based on quoted market prices and primarily include U.S. Treasury bonds and cash.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 2 Financial Instruments

Level 2 financial instruments include bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.

Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data, where available. These investments primarily include private placement debt securities and other debt obligations. Fair values of unaffiliated preferred stocks are based on market quotes where these securities are not considered actively traded.

Cash, cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets include investments in surplus notes in which the fair values are based on quoted market prices, where available. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include bonds, stocks, mortgage loans, contract loans, limited partnerships, real estate, other invested assets, deferred annuities, other deposit contracts and other liabilities.

Level 3 bonds and stocks are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments, and primarily include private placement debt securities. The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. Limited partnerships include private equity investments. The fair values of these investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible.

The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. The fair values for other liabilities, which consist of certain derivatives, are derived from broker quotes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

8. Fair Value of Financial Instruments, continued

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2014	2013	2012	2014	2013	2012
Service cost	$20	$22	$20	$2	$3	$8
Interest cost	49	42	43	6	6	5
Expected return on plan assets	(65)	(56)	(55)	—	—	—
Other	19	31	20	7	9	1

Net periodic cost	$23	$39	$28	$15	$18	$14

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Change in projected benefit obligation:
Benefit obligation, beginning of year	$988	$1,008	$121	$108
Service cost	20	22	2	3
Interest cost	49	42	6	6
Actuarial (gain) loss	154	(49)	—	(35)
Transfers from Defined Contribution Plan	—	1	—	—
Inclusion of non-vested benefit obligation	—	2	—	43
Benefits paid	(41)	(38)	(6)	(4)

Benefit obligation, end of year	$1,170	$988	$123	$121

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Change in plan assets:
Fair value of plan assets, beginning of year	$817	$716	$—	$—
Actual return on plan assets	56	105	—	—
Employer contribution	39	33	6	4
Transfers from Defined Contribution Plan	—	1	—	—
Benefits paid	(41)	(38)	(6)	(4)

Fair value of plan assets, end of year	$871	$817	$—	$—

The plans’ amounts recognized in the statutory-basis financial statements, funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Funded status:
Accrued benefit costs	$—	$—	$(108)	$(99)
Liability for pension benefits	299	171	(15)	(22)

Total unfunded liabilities	(299)	(171)	(123)	(121)

Items not yet recognized:
Net losses (gains)	439	296	(11)	(11)
Net prior service cost	(3)	(4)	26	33

Accumulated amounts recognized in periodic pension expenses	$137	$121	$(108)	$(99)

Accumulated benefit obligation	$1,111	$951	$122	$107

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2014 and 2013, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, January 1, 2013	$(6)	$426	$420	$(3)	$25	$22
Net prior service cost arising during the period	2	—	2	43	—	43
Net prior service cost recognized	—	—	—	(7)	—	(7)
Net (gain) loss arising during the period	—	(97)	(97)	—	(35)	(35)
Net gain (loss) recognized	—	(33)	(33)	—	(1)	(1)

Items not yet recognized, December 31, 2013	(4)	296	292	33	(11)	22
Net prior service cost arising during the period	—	—	—	—	—	—
Net prior service cost recognized	1	—	1	(7)	—	(7)
Net (gain) loss arising during the period	—	163	163	—	(1)	(1)
Net gain (loss) recognized	—	(20)	(20)	—	1	1

Items not yet recognized, December 31, 2014	$(3)	$439	$436	$26	$(11)	$15

The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Net prior service cost	$(1)	$(1)	$7	$8
Net recognized gains/(losses)	32	20	—	(1)

Pension and Other Postretirement Benefit Factors

Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.

	Retirement Plan		Other Plans
	2014	2013	2014	2013
Weighted average assumptions at end of year:
Discount rate	4.20%	5.10%	4.20%	5.10%
Expected return on plan assets	8.00	8.00	N/A	N/A
Rate of compensation increase	3.00	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.00% in 2014 trending down to 5.00% in 2024. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase or decrease in the rate would change the 2014 total service and interest cost by $1 million and the postretirement health care benefit

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension and Other Postretirement Benefit Factors, continued

obligation by $13 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.

Estimated benefit payments for the next ten years are as follows: 2015 — $52 million; 2016 — $55 million; 2017 — $58 million; 2018 — $61 million; 2019 — 65 million; and 2020 to 2024 — $372 million.

The minimum pension contribution required for 2014 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2015.

Pension Assets

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target Allocation	Actual Allocation
		2014	2013
Equity securities	60%	61%	61%
Fixed income and other securities	40	39	39

Total	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair values of the defined benefit plan by asset category are presented below (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2014
Fixed maturity securities:
U.S. government and agency securities	$61	$1	$—	$62
Securities issued by foreign governments	—	—	—	—
Corporate debt securities	—	208	1	209
Residential mortgage-backed securities	—	50	—	50
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	7	—	7
Common stocks:
Large-cap	226	8	—	234
Mid-cap	21	—	—	21
Small-cap	31	2	—	33
Other	79	1	—	80
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	98	—	—	98
Short-term investments	25	72	—	97
Limited partnerships	—	—	11	11
Derivatives	—	3	—	3

Total	$541	$355	$12	$908

December 31, 2013
Fixed maturity securities:
U.S. government and agency securities	$50	$—	$—	$50
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	201	1	202
Residential mortgage-backed securities	—	52	—	52
Commercial mortgage-backed securities	—	4	—	4
Other debt obligations	—	2	—	2
Common stocks:
Large-cap	239	6	—	245
Mid-cap	17	—	—	17
Small-cap	9	—	—	9
Other	66	—	—	66
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	114	—	—	114
Short-term investments	17	67	—	84
Limited partnerships	—	—	6	6

Total	$512	$334	$7	$853

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $37 million and $36 million as of December 31, 2014 and 2013, respectively.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2014 or 2013. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Corporate debt securities	Residential mortgage-backed securities	Limited Partnerships	Total
Balance, January 1, 2013	$—	$1	$1	$2
Purchases	1	—	5	6
Transfers out of Level 3	—	(1)	—	(1)

Balance, December 31, 2013	1	—	6	7
Purchases	—	—	11	11
Sales	(1)	—	(6)	(7)
Transfers into Level 3	1	—	—	1

Balance, December 31, 2014	$1	$—	$11	$12

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2014, 2013 and 2012, Thrivent Financial contributed $32 million, $30 million and $27 million, respectively, to these plans.

As of December 31, 2014 and 2013, $96 million and $99 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2014, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

10. Commitments and Contingent Liabilities, continued

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $215 million and $136 million as of December 31, 2014 and 2013, respectively. Commitments to purchase limited partnerships and other invested assets were $1,447 million and $1,233 million as of December 31, 2014 and 2013, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance affiliate and its trust affiliate above certain levels required by the primary regulator of each company.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million for each of the years ended December 31, 2014, 2013 and 2012. Future minimum rental commitments, in aggregate, as of December 31, 2014 were $15 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2015 — $5 million; 2016 — $4 million; 2017 — $3 million; 2018 — $2 million; and 2019 — $1 million.

Leasing is not a significant part of Thrivent Financial’s business activities as lessor.

11. Related Party Transactions

Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The net amount of expenses allocated under these agreements totaled $79 million, $79 million and $78 million for the years ended December 31, 2014, 2013 and 2012, respectively. The net receivables due from affiliates for the years ended December 31, 2014 and 2013, were $8 million and $6 million, respectively.

Thrivent Financial has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, the Company paid commissions, bonuses and other benefits to the affiliate totaling $111 million, $126 million and $96 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

11. Related Party Transactions, continued

Thrivent Financial is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are invested. Advisor fees in the amount of $143 million, $114 million and $99 million for the years ended December 31, 2014, 2013 and 2012, respectively, were included in separate account fees in the Statutory Statement of Operations.

12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For GAAP purposes, investments in fixed maturity securities are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

12. Basis of Presentation, continued

Premiums

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of and for the years ended December 31, 2014 and 2013, have not been quantified but are presumed to be material.

The following table reconciles consolidated GAAP net income to the statutory-basis net income of Thrivent Financial for the year ended December 31, 2012, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

2012
Consolidated GAAP net income	$669
Adjustments to GAAP basis for:
Difference in reserve bases	54
Deferred acquisition costs	(89)
Interest maintenance reserve	(111)
Difference in reporting basis on invested assets	(28)
Other	10

Statutory-basis net income	$505

Independent Auditor’s Report on Supplementary Information

To the Board of Directors of Thrivent Financial for Lutherans

We have audited the statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”) as of December 31, 2014 and for the year then ended and our report thereon appears on page F-1 of this document. That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplementary Insurance Information contained in the accompanying Schedules I, III and IV (collectively, the “supplemental schedules”) of the Company as of December 31, 2014 and for the year then ended are presented for additional analysis and are not required disclosures for the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

The Supplementary Insurance Information contained in the accompanying Schedules I, III and IV as of December 31, 2013 and 2012 and for the periods then ended were audited by other auditors whose report, dated April 24, 2014 expressed an unqualified opinion.

Minneapolis, MN

April 29, 2015

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments

As of December 31, 2014

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Bonds:
U.S. government and agency securities	$2,368	$2,481	$2,368
U.S. state and political subdivision securities	140	179	140
Securities issued by foreign governments	101	113	101
Corporate debt securities	27,790	30,277	27,790
Residential mortgage-backed securities	6,531	6,692	6,531
Commercial mortgage-backed securities	1,706	1,761	1,706
Collateralized debt obligations	3	11	3
Other debt obligations	397	403	397

Total bonds	39,036	41,917	39,036
Stocks:
Preferred stocks	112	127	112
Unaffiliated common stocks	710	880	880
Affiliated common stocks	295	347	347

Total stocks	1,117	1,354	1,339
Mortgage loans	7,378	xxxxx	7,378
Cash, cash equivalents and short term investments	1,503	xxxxx	1,503
Contract loans	1,192	xxxxx	1,192
Limited partnerships	2,639	xxxxx	2,639
Other	232	xxxxx	232

Total cash and invested assets	$53,097		$53,319

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

As of December 31, 2014:

	Aggregate Reserves	Deposit Liabilities	Contract Claims
Life	$21,818	$75	$132
Annuity	14,168	2,856	100
Health	5,073	—	33

	$41,059	$2,931	$265

For the year ended December 31, 2014:

	Premiums and Considerations	Net Investment Income	Separate Account Fees and Other	Benefits, Claims, etc.	Commissions and Other Expenses
Life	$1,396	$1,237	$89	$1,853	$656
Annuity	3,830	890	532	4,344	624
Health	314	285	3	681	8
Other	—	274	89	—	(41)

	$5,540	$2,686	$713	$6,878	$1,247

As of December 31, 2013:

	Aggregate Reserves	Deposit Liabilities	Contract Claims
Life	$21,361	$76	$128
Annuity	13,836	2,811	85
Health	4,697	—	31

	$39,894	$2,887	$244

For the year ended December 31, 2013:

	Premiums and Considerations	Net Investment Income	Separate Account Fees and Other	Benefits, Claims, etc.	Commissions and Other Expenses
Life	$1,483	$1,202	$98	$1,956	$637
Annuity	3,538	852	447	4,028	551
Health	311	274	2	563	47
Other	—	247	70	—	(36)

	$5,332	$2,575	$617	$6,547	$1,199

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information, continued

As of and For the Years Ended December 31, 2014, 2013 and 2012

(in millions)

As of December 31, 2012:

	Aggregate Reserves	Deposit Liabilities	Contract Claims
Life	$20,738	$78	$120
Annuity	13,620	2,810	74
Health	4,416	—	36

	$38,774	$2,888	$230

For the year ended December 31, 2012:

	Premiums and Considerations	Net Investment Income	Separate Account Fees and Other	Benefits, Claims, etc.	Commissions and Other Expenses
Life	$1,592	$1,226	$104	$2,099	$652
Annuity	3,289	905	414	3,861	475
Health	312	270	2	554	44
Other	—	165	26	—	22

	$5,193	$2,566	$546	$6,514	$1,193

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2014, 2013 and 2012

(in millions)

As of December 31, 2014:

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Life insurance in-force	$182,527	$50,926	$—	$131,601	—
Premiums and considerations:
Life	1,491	95	—	1,396	—
Annuity	3,716	—	—	3,716	—
Health	315	1	—	314	—

	$5,522	$96	$—	$5,426	—

As of December 31, 2013:

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Life insurance in-force	$178,306	$46,685	$—	$131,620	—
Premiums and considerations:
Life	1,572	89	—	1,483	—
Annuity	3,398	—	—	3,398	—
Health	312	1	—	311	—

	$5,282	$90	$—	$5,192	—

As of December 31, 2012:

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Life insurance in-force	$174,441	$42,840	$—	$131,601	—
Premiums and considerations:
Life	1,675	83	—	1,592	—
Annuity	3,047	—	—	3,047	—
Health	313	1	—	312	—

	$5,035	$84	$—	$4,951	—

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contractholders of

Thrivent Financial for Lutherans

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of Thrivent Variable Life Account I (the Variable Account) sponsored by Thrivent Financial for Lutherans (Thrivent Financial), referred to in Note 1, at December 31, 2014, the results of their operations for the year then ended, and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Thrivent Financial; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with Thrivent Series Fund, Inc., provide a reasonable basis for our opinion.

April 29, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders of

Thrivent Financial for Lutherans

We have audited the accompanying statements of changes in net assets of the individual subaccounts of Thrivent Variable Life Account I (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, for the periods indicated therein ended December 31, 2013, and the related financial highlights, as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Thrivent Variable Life Account I for the periods indicated therein ended December 31, 2013, and the related financial highlights, as disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 24, 2014

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$91,154,600	$91,154,600	$72,547,534	5,904,790
Moderately Aggressive Allocation	$165,445,834	$165,445,834	$135,678,392	11,241,512
Moderate Allocation	$70,653,571	$70,653,571	$60,487,289	5,081,199
Moderately Conservative Allocation	$9,745,403	$9,745,403	$8,831,623	755,850
Growth and Income Plus	$641,574	$641,574	$616,476	59,862
Balanced Income Plus	$10,219,016	$10,219,016	$10,152,961	687,326
Diversified Income Plus	$5,601,114	$5,601,114	$4,953,437	705,741
Opportunity Income Plus	$1,197,834	$1,197,834	$1,193,774	118,012
Partner Technology	$4,919,284	$4,919,284	$3,132,258	459,832
Partner Healthcare	$1,818,421	$1,818,421	$1,433,560	92,310
Natural Resources	$914,553	$914,553	$1,139,118	149,584
Partner Emerging Markets Equity	$1,416,016	$1,416,016	$1,379,888	117,255
Real Estate Securities	$4,800,767	$4,800,767	$3,407,680	210,709
Partner Small Cap Growth	$2,602,346	$2,602,346	$1,968,922	149,647
Partner Small Cap Value	$4,600,843	$4,600,843	$3,009,045	162,686
Small Cap Stock	$9,067,222	$9,067,222	$6,232,146	493,562
Small Cap Index	$23,447,540	$23,447,540	$18,933,652	1,344,585
Mid Cap Growth	$9,521,075	$9,521,075	$6,522,409	375,431
Partner Mid Cap Value	$1,389,187	$1,389,187	$1,102,675	76,595
Mid Cap Stock	$9,909,098	$9,909,098	$6,162,269	525,517
Mid Cap Index	$8,995,993	$8,995,993	$7,086,238	550,365
Partner Worldwide Allocation	$15,969,575	$15,969,575	$13,959,178	1,717,048
Partner All Cap	$2,556,375	$2,556,375	$1,775,564	180,229
Large Cap Growth	$12,885,643	$12,885,643	$7,401,472	458,865
Partner Growth Stock	$3,597,926	$3,597,926	$2,439,319	192,244
Large Cap Value	$8,936,846	$8,936,846	$6,098,582	532,358
Large Cap Stock	$19,344,362	$19,344,362	$14,295,964	1,569,127
Large Cap Index	$41,428,359	$41,428,359	$29,485,301	1,441,072
High Yield	$4,259,353	$4,259,353	$4,257,637	874,000
Income	$3,676,208	$3,676,208	$3,520,542	350,078
Bond Index	$4,856,630	$4,856,630	$4,672,180	441,548
Limited Maturity Bond	$4,147,452	$4,147,452	$4,149,328	422,566
Money Market	$2,704,352	$2,704,352	$2,704,352	2,704,352

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Operations

For the Year Ended December 31, 2014

	Investment Income		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$370,081	$370,081	$984,701	$2,363,263	$1,252,119	$4,600,083	$4,970,164
Moderately Aggressive Allocation	$1,325,683	$1,325,683	$1,782,057	$4,156,821	$1,885,605	$7,824,483	$9,150,166
Moderate Allocation	$753,920	$753,920	$602,773	$1,745,209	$711,703	$3,059,685	$3,813,605
Moderately Conservative Allocation	$143,325	$143,325	$139,501	$197,375	$(808)	$336,068	$479,393
Growth and Income Plus	$22,367	$22,367	$16,631	$68,509	$(84,124)	$1,016	$23,383
Balanced Income Plus	$162,891	$162,891	$72,882	$1,824,626	$(1,453,544)	$443,964	$606,855
Diversified Income Plus	$159,934	$159,934	$51,956	$—	$8,693	$60,649	$220,583
Opportunity Income Plus	$39,975	$39,975	$2,962	$—	$(3,967)	$(1,005)	$38,970
Partner Technology	$—	$—	$99,508	$—	$366,391	$465,899	$465,899
Partner Healthcare	$—	$—	$52,163	$83,483	$165,193	$300,839	$300,839
Natural Resources	$4,780	$4,780	$(4,795)	$—	$(201,005)	$(205,800)	$(201,020)
Partner Emerging Markets Equity	$13,754	$13,754	$15,513	$—	$(61,015)	$(45,502)	$(31,748)
Real Estate Securities	$63,663	$63,663	$119,072	$76,412	$899,984	$1,095,468	$1,159,131
Partner Small Cap Growth	$—	$—	$55,575	$286,589	$(280,129)	$62,035	$62,035
Partner Small Cap Value	$9,889	$9,889	$128,729	$117,701	$(121,069)	$125,361	$135,250
Small Cap Stock	$19,008	$19,008	$179,666	$95,283	$112,824	$387,773	$406,781
Small Cap Index	$164,976	$164,976	$324,920	$1,496,621	$(787,367)	$1,034,174	$1,199,150
Mid Cap Growth	$18,875	$18,875	$153,299	$801,115	$(122,018)	$832,396	$851,271
Partner Mid Cap Value	$8,639	$8,639	$38,818	$177,973	$(51,499)	$165,292	$173,931
Mid Cap Stock	$29,394	$29,394	$241,336	$416,944	$369,222	$1,027,502	$1,056,896
Mid Cap Index	$59,853	$59,853	$147,221	$365,440	$167,078	$679,739	$739,592
Partner Worldwide Allocation	$341,414	$341,414	$191,329	$—	$(1,417,289)	$(1,225,960)	$(884,546)
Partner All Cap	$14,706	$14,706	$101,922	$—	$170,882	$272,804	$287,510
Large Cap Growth	$78,425	$78,425	$410,663	$—	$797,206	$1,207,869	$1,286,294
Partner Growth Stock	$—	$—	$138,917	$289,888	$(130,092)	$298,713	$298,713
Large Cap Value	$104,955	$104,955	$187,042	$—	$454,817	$641,859	$746,814
Large Cap Stock	$167,592	$167,592	$316,608	$—	$504,164	$820,772	$988,364
Large Cap Index	$532,424	$532,424	$569,229	$84,887	$3,592,472	$4,246,588	$4,779,012
High Yield	$255,026	$255,026	$20,002	$—	$(194,514)	$(174,512)	$80,514
Income	$133,775	$133,775	$17,560	$42,276	$32,002	$91,838	$225,613
Bond Index	$103,244	$103,244	$11,406	$—	$179,166	$190,572	$293,816
Limited Maturity Bond	$67,616	$67,616	$2,291	$—	$(3,925)	$(1,634)	$65,982
Money Market	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

For the Year Ended December 31, 2014

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
Aggressive Allocation	$370,081	$3,347,964	$1,252,119	$4,970,164	$13,230,067	$(4,145,189)	$(4,020,796)	$2,393,680	$(514,740)	$(112,831)	$6,830,191	$11,800,355	$79,354,245	$91,154,600
Moderately Aggressive Allocation	$1,325,683	$5,938,878	$1,885,605	$9,150,166	$24,673,420	$(5,418,323)	$(7,323,029)	$(565,012)	$(939,614)	$(203,064)	$10,224,378	$19,374,544	$146,071,290	$165,445,834
Moderate Allocation	$753,920	$2,347,982	$711,703	$3,813,605	$9,112,601	$(2,322,335)	$(3,233,154)	$1,073,500	$(390,763)	$(88,537)	$4,151,312	$7,964,917	$62,688,654	$70,653,571
Moderately Conservative Allocation	$143,325	$336,876	$(808)	$479,393	$805,917	$(424,589)	$(499,230)	$464,694	$(62,195)	$(5,496)	$279,101	$758,494	$8,986,909	$9,745,403
Growth and Income Plus	$22,367	$85,140	$(84,124)	$23,383	$90,256	$(22,634)	$(28,602)	$(165,019)	$(3,650)	$(998)	$(130,647)	$(107,264)	$748,838	$641,574
Balanced Income Plus	$162,891	$1,897,508	$(1,453,544)	$606,855	$756,358	$(658,890)	$(468,558)	$(356,743)	$(64,160)	$(960)	$(792,953)	$(186,098)	$10,405,114	$10,219,016
Diversified Income Plus	$159,934	$51,956	$8,693	$220,583	$542,631	$(38,262)	$(245,944)	$71,997	$(33,302)	$(2,976)	$294,144	$514,727	$5,086,387	$5,601,114
Opportunity Income Plus	$39,975	$2,962	$(3,967)	$38,970	$267,275	$(54,047)	$(58,619)	$58,188	$(9,110)	$(2,439)	$201,248	$240,218	$957,616	$1,197,834
Partner Technology	$—	$99,508	$366,391	$465,899	$411,346	$(133,158)	$(192,370)	$(17,381)	$(31,173)	$(1,010)	$36,254	$502,153	$4,417,131	$4,919,284
Partner Healthcare	$—	$135,646	$165,193	$300,839	$255,737	$(164,341)	$(62,700)	$432,286	$(6,028)	$(2,254)	$452,700	$753,539	$1,064,882	$1,818,421
Natural Resources	$4,780	$(4,795)	$(201,005)	$(201,020)	$193,313	$(60,678)	$(48,919)	$37,902	$(5,452)	$(1,394)	$114,772	$(86,248)	$1,000,801	$914,553
Partner Emerging Markets Equity	$13,754	$15,513	$(61,015)	$(31,748)	$345,055	$(77,806)	$(67,525)	$30,949	$(6,572)	$(2,678)	$221,423	$189,675	$1,226,341	$1,416,016
Real Estate Securities	$63,663	$195,484	$899,984	$1,159,131	$399,141	$(336,541)	$(184,255)	$(37,449)	$(29,187)	$(2,226)	$(190,517)	$968,614	$3,832,153	$4,800,767
Partner Small Cap Growth	$—	$342,164	$(280,129)	$62,035	$285,504	$(88,553)	$(99,836)	$28,023	$(15,524)	$(1,909)	$107,705	$169,740	$2,432,606	$2,602,346
Partner Small Cap Value	$9,889	$246,430	$(121,069)	$135,250	$446,746	$(175,248)	$(177,036)	$(28,055)	$(29,459)	$(2,563)	$34,385	$169,635	$4,431,208	$4,600,843
Small Cap Stock	$19,008	$274,949	$112,824	$406,781	$690,076	$(309,296)	$(343,831)	$(64,468)	$(61,655)	$(301)	$(89,475)	$317,306	$8,749,916	$9,067,222
Small Cap Index	$164,976	$1,821,541	$(787,367)	$1,199,150	$1,915,413	$(949,633)	$(821,618)	$(199,287)	$(141,982)	$(4,504)	$(201,611)	$997,539	$22,450,001	$23,447,540
Mid Cap Growth	$18,875	$954,414	$(122,018)	$851,271	$751,695	$(270,254)	$(341,495)	$(92,591)	$(56,034)	$(5,758)	$(14,437)	$836,834	$8,684,241	$9,521,075
Partner Mid Cap Value	$8,639	$216,791	$(51,499)	$173,931	$148,111	$(78,833)	$(40,860)	$5,019	$(5,794)	$(2,094)	$25,549	$199,480	$1,189,707	$1,389,187
Mid Cap Stock	$29,394	$658,280	$369,222	$1,056,896	$713,719	$(360,934)	$(354,107)	$24,804	$(65,928)	$(982)	$(43,428)	$1,013,468	$8,895,630	$9,909,098
Mid Cap Index	$59,853	$512,661	$167,078	$739,592	$1,390,247	$(230,423)	$(299,791)	$(128,293)	$(52,060)	$(5,230)	$674,450	$1,414,042	$7,581,951	$8,995,993
Partner Worldwide Allocation	$341,414	$191,329	$(1,417,289)	$(884,546)	$1,785,881	$(680,166)	$(685,877)	$(10,443)	$(112,672)	$(5,578)	$291,145	$(593,401)	$16,562,976	$15,969,575
Partner All Cap	$14,706	$101,922	$170,882	$287,510	$234,676	$(125,533)	$(100,993)	$(74,892)	$(17,136)	$(1,329)	$(85,207)	$202,303	$2,354,072	$2,556,375
Large Cap Growth	$78,425	$410,663	$797,206	$1,286,294	$948,705	$(518,777)	$(521,963)	$(210,377)	$(88,445)	$(1,845)	$(392,702)	$893,592	$11,992,051	$12,885,643
Partner Growth Stock	$—	$428,805	$(130,092)	$298,713	$409,451	$(88,477)	$(118,795)	$(166,150)	$(19,367)	$(3,299)	$13,363	$312,076	$3,285,850	$3,597,926
Large Cap Value	$104,955	$187,042	$454,817	$746,814	$779,283	$(384,559)	$(311,414)	$(44,700)	$(55,580)	$(4,420)	$(21,390)	$725,424	$8,211,422	$8,936,846
Large Cap Stock	$167,592	$316,608	$504,164	$988,364	$1,693,541	$(514,152)	$(728,558)	$(511,990)	$(132,131)	$(2,814)	$(196,104)	$792,260	$18,552,102	$19,344,362
Large Cap Index	$532,424	$654,116	$3,592,472	$4,779,012	$4,061,822	$(1,515,810)	$(1,525,051)	$(202,911)	$(234,769)	$(7,408)	$575,873	$5,354,885	$36,073,474	$41,428,359
High Yield	$255,026	$20,002	$(194,514)	$80,514	$463,899	$(140,489)	$(196,808)	$(2,376)	$(31,099)	$(3,210)	$89,917	$170,431	$4,088,922	$4,259,353
Income	$133,775	$59,836	$32,002	$225,613	$301,322	$(132,942)	$(177,500)	$114,959	$(26,805)	$(1,133)	$77,901	$303,514	$3,372,694	$3,676,208
Bond Index	$103,244	$11,406	$179,166	$293,816	$462,499	$(197,229)	$(217,552)	$35,983	$(33,593)	$(1,167)	$48,941	$342,757	$4,513,873	$4,856,630
Limited Maturity Bond	$67,616	$2,291	$(3,925)	$65,982	$444,585	$(107,418)	$(240,731)	$(796)	$(32,820)	$(2,984)	$59,836	$125,818	$4,021,634	$4,147,452
Money Market	$—	$—	$—	$—	$1,078,036	$(76,889)	$(234,057)	$(1,166,884)	$(27,326)	$(2,741)	$(429,861)	$(429,861)	$3,134,213	$2,704,352

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Statements of Changes of Net Assets

For the Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
Aggressive Allocation	$855,969	$1,400,081	$14,143,112	$16,399,162	$10,934,775	$(1,005,300)	$(3,669,981)	$(1,892,182)	$(453,113)	$(76,499)	$3,837,700	$20,236,862	$59,117,383	$79,354,245
Moderately Aggressive Allocation	$1,906,585	$3,433,009	$19,353,264	$24,692,858	$20,994,349	$(1,804,050)	$(6,610,079)	$(1,259,637)	$(845,807)	$(137,020)	$10,337,756	$35,030,614	$111,040,675	$146,071,289
Moderate Allocation	$856,608	$1,630,983	$5,470,952	$7,958,543	$8,408,703	$(1,385,026)	$(2,976,973)	$(222,216)	$(370,032)	$(58,922)	$3,395,534	$11,354,077	$51,334,577	$62,688,654
Moderately Conservative Allocation	$140,950	$296,234	$338,991	$776,175	$746,353	$(206,636)	$(485,127)	$(826,015)	$(64,978)	$(4,580)	$(840,983)	$(64,807)	$9,051,716	$8,986,908
Growth and Income Plus	$12,166	$30,418	$67,988	$110,572	$74,838	$19,889	$(21,895)	$119,881	$(2,926)	$(832)	$188,955	$299,527	$449,312	$748,839
Balanced Income Plus	$181,687	$406,374	$1,027,549	$1,615,610	$809,686	$(256,129)	$(504,888)	$(231,418)	$(72,858)	$(508)	$(256,115)	$1,359,495	$9,045,619	$10,405,114
Diversified Income Plus	$116,647	$64,663	$299,385	$480,695	$726,832	$13,960	$(228,998)	$130,620	$(32,946)	$(1,539)	$607,929	$1,088,624	$3,997,762	$5,086,386
Opportunity Income Plus	$20,116	$9,089	$(39,452)	$(10,247)	$86,567	$(4,239)	$(49,077)	$186,335	$(8,470)	$(377)	$210,739	$200,492	$757,125	$957,617
Partner Technology	$—	$65,360	$924,931	$990,291	$456,559	$(90,715)	$(182,145)	$(73,032)	$(27,159)	$(521)	$82,987	$1,073,278	$3,343,850	$4,417,128
Partner Healthcare	$2,676	$51,506	$142,570	$196,752	$226,231	$(7,026)	$(37,464)	$227,686	$(3,711)	$(870)	$404,846	$601,598	$463,284	$1,064,882
Natural Resources	$5,851	$(13,009)	$86,146	$78,988	$175,535	$(5,657)	$(49,574)	$(11,266)	$(5,216)	$(971)	$102,851	$181,839	$818,961	$1,000,800
Partner Emerging Markets Equity	$12,453	$42,335	$(146,471)	$(91,683)	$265,709	$(30,260)	$(65,433)	$53,522	$(6,535)	$(1,679)	$215,324	$123,641	$1,102,700	$1,226,341
Real Estate Securities	$57,948	$97,535	$(78,010)	$77,473	$498,964	$(56,429)	$(195,659)	$(224,067)	$(29,267)	$(1,693)	$(8,151)	$69,322	$3,762,833	$3,832,155
Partner Small Cap Growth	$—	$111,337	$602,993	$714,330	$214,941	$(27,446)	$(96,128)	$(80,494)	$(14,745)	$(1,215)	$(5,087)	$709,243	$1,723,364	$2,432,607
Partner Small Cap Value	$71,533	$131,989	$991,127	$1,194,649	$422,203	$(92,902)	$(178,700)	$(139,146)	$(28,545)	$(1,423)	$(18,513)	$1,176,136	$3,255,072	$4,431,208
Small Cap Stock	$27,218	$95,814	$2,200,588	$2,323,620	$674,947	$(58,827)	$(349,248)	$(333,023)	$(56,534)	$(297)	$(122,982)	$2,200,638	$6,549,278	$8,749,916
Small Cap Index	$237,818	$1,015,675	$5,349,699	$6,603,192	$1,480,215	$(479,427)	$(833,477)	$(683,008)	$(141,841)	$(1,657)	$(659,195)	$5,943,997	$16,506,005	$22,450,002
Mid Cap Growth	$25,651	$172,923	$1,844,735	$2,043,309	$724,983	$(73,859)	$(335,508)	$(422,181)	$(52,427)	$(4,278)	$(163,270)	$1,880,039	$6,804,202	$8,684,241
Partner Mid Cap Value	$9,563	$60,195	$198,796	$268,554	$90,176	$(4,709)	$(34,564)	$162,360	$(5,036)	$(1,130)	$207,097	$475,651	$714,056	$1,189,707
Mid Cap Stock	$28,389	$134,416	$2,168,443	$2,331,248	$679,510	$(64,945)	$(336,117)	$(273,116)	$(56,909)	$(421)	$(51,998)	$2,279,250	$6,616,380	$8,895,630
Mid Cap Index	$58,163	$291,652	$1,479,782	$1,829,597	$728,337	$(130,246)	$(272,716)	$(8,190)	$(48,287)	$(1,798)	$267,100	$2,096,697	$5,485,253	$7,581,950
Partner Worldwide Allocation	$4,003	$153,379	$2,164,670	$2,322,052	$1,646,507	$(211,625)	$(717,772)	$(733,085)	$(111,484)	$(3,578)	$(131,037)	$2,191,015	$14,371,961	$16,562,976
Partner All Cap	$15,339	$34,393	$531,176	$580,908	$231,947	$(2,344)	$(98,457)	$(161,530)	$(15,097)	$(815)	$(46,296)	$534,612	$1,819,461	$2,354,073
Large Cap Growth	$67,584	$277,554	$2,886,065	$3,231,203	$1,026,843	$(145,485)	$(509,523)	$(714,133)	$(81,023)	$(987)	$(424,308)	$2,806,895	$9,185,156	$11,992,051
Partner Growth Stock	$778	$90,743	$836,441	$927,962	$217,433	$(25,478)	$(109,752)	$(144,991)	$(18,039)	$(1,875)	$(82,702)	$845,260	$2,440,590	$3,285,850
Large Cap Value	$105,275	$144,279	$1,692,352	$1,941,906	$636,332	$(113,526)	$(308,998)	$(99,897)	$(52,425)	$(1,845)	$59,641	$2,001,547	$6,209,875	$8,211,422
Large Cap Stock	$162,874	$165,585	$3,578,331	$3,906,790	$1,431,026	$(163,466)	$(709,836)	$1,720,641	$(111,943)	$(935)	$2,165,487	$6,072,277	$12,479,827	$18,552,104
Large Cap Index	$529,938	$570,659	$7,620,500	$8,721,097	$2,907,643	$(576,659)	$(1,486,436)	$(935,865)	$(234,878)	$(2,231)	$(328,426)	$8,392,671	$27,680,804	$36,073,475
High Yield	$254,189	$46,226	$(32,123)	$268,292	$501,613	$(140,467)	$(196,718)	$(336,988)	$(28,128)	$(2,061)	$(202,749)	$65,543	$4,023,380	$4,088,923
Income	$127,399	$30,046	$(159,191)	$(1,746)	$325,852	$(65,289)	$(183,911)	$(156,510)	$(27,266)	$(925)	$(108,049)	$(109,795)	$3,482,488	$3,372,693
Bond Index	$90,695	$167,376	$(373,200)	$(115,129)	$437,408	$(129,372)	$(258,640)	$(178,956)	$(36,020)	$(1,177)	$(166,757)	$(281,886)	$4,795,760	$4,513,874
Limited Maturity Bond	$61,521	$2,400	$(45,900)	$18,021	$356,814	$(70,832)	$(255,377)	$24,423	$(35,667)	$(2,201)	$17,160	$35,181	$3,986,454	$4,021,635
Money Market	$—	$—	$—	$—	$524,826	$22,994	$(244,790)	$(152,212)	$(30,487)	$(1,305)	$119,026	$119,026	$3,015,187	$3,134,213

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)

Notes to Financial Statements

As of December 31, 2014

(1) ORGANIZATION

The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 33 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Growth and Income Plus (d)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
Balanced Income Plus (e)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus (j)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Opportunity Income Plus (f)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Technology	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (l)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (m)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (g)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (h)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a, b, c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income (k)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(b)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(c)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(d)	Formerly known as Equity Income Plus, name change effective August 16, 2013
(e)	Formerly known as Balanced, name change effective August 16, 2013
(f)	Formerly known as Mortgage Securities, name change effective August 16, 2013
(g)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(h)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(i)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(j)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(k)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(l)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(m)	Formerly Partner Emerging Markets, name change effective July 27, 2012

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:

•	Thrivent Variable Life 2008 Series — annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.

•

Thrivent Variable Life 2003 Series — annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.

•	Thrivent Variable Life 1997 Series — annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.

Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount. Refer to the product prospectus for the applicable charge.

Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. Refer to the product prospectus for the applicable rate.

Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial. Refer to the product prospectus for the applicable rate.

Thrivent Financial charges a monthly administrative fee for administrative expenses. Refer to the product prospectus for the applicable administrative charge rates.

Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.

Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year. Refer to the product prospectus for the applicable charge.

Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only. Refer to the product prospectus for applicable charges.

Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only. Refer to the product prospectus for applicable charges.

Additionally, during the year ended December 31, 2014, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges paid by the Funds can be found in the Fund’s annual report.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at January 1, 2013	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013	Units Issued	Units Redeemed	Units Outstanding at December 31, 2014
Aggressive Allocation	4,257,869	921,731		(620,646)	4,558,954	1,087,053	(647,368)	4,998,639
Moderately Aggressive Allocation	7,868,814	1,739,111		(977,184)	8,630,741	1,998,606	(1,265,058)	9,364,289
Moderate Allocation	3,562,266	784,670		(517,948)	3,828,988	780,984	(482,141)	4,127,831
Moderately Conservative Allocation	624,768	73,594		(127,128)	571,234	126,704	(108,646)	589,292
Growth and Income Plus	42,624	32,640		(16,671)	58,593	21,169	(30,646)	49,116
Balanced Income Plus	488,483	54,171		(62,359)	480,295	46,352	(81,125)	445,522
Diversified Income Plus	216,356	84,494		(49,557)	251,293	54,494	(37,490)	268,297
Opportunity Income Plus	48,571	24,325		(8,702)	64,194	30,657	(15,561)	79,290
Partner Technology	307,632	48,155		(44,192)	311,595	40,038	(37,925)	313,708
Partner Healthcare	32,388	34,784		(10,382)	56,790	36,211	(14,938)	78,063
Natural Resources	101,248	38,112		(26,420)	112,940	37,120	(23,598)	126,462
Partner Emerging Markets Equity	78,214	48,950		(33,287)	93,877	38,554	(21,497)	110,934
Real Estate Securities	164,770	42,286		(38,277)	168,779	30,545	(33,354)	165,970
Partner Small Cap Growth	106,629	17,057		(17,213)	106,473	21,113	(13,972)	113,614
Partner Small Cap Value	153,594	26,520		(24,848)	155,266	28,609	(23,515)	160,360
Small Cap Stock	382,383	39,542		(46,128)	375,797	45,462	(48,299)	372,960
Small Cap Index	657,205	74,030		(89,183)	642,052	95,881	(80,041)	657,892
Mid Cap Growth	333,680	42,478		(45,901)	330,257	40,437	(36,479)	334,215
Partner Mid Cap Value	46,983	19,056		(6,329)	59,710	12,710	(9,703)	62,717
Mid Cap Stock	364,763	39,998		(42,055)	362,706	45,309	(43,495)	364,520
Mid Cap Index	267,750	57,609		(40,041)	285,318	84,499	(39,998)	329,819
Partner Worldwide Allocation	1,515,120	213,370		(227,288)	1,501,202	223,451	(195,396)	1,529,257
Partner All Cap	104,210	15,808		(16,962)	103,056	19,287	(21,553)	100,790
Large Cap Growth	582,641	75,240		(97,021)	560,860	69,342	(83,749)	546,453
Partner Growth Stock	146,787	19,239		(22,660)	143,366	31,499	(26,851)	148,014

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2013	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013	Units Issued	Units Redeemed	Units Outstanding at December 31, 2014
Large Cap Value	381,758	70,020		(59,323)	392,455	61,608	(55,905)	398,158
Large Cap Stock	1,044,613	115,509	162,998	(137,836)	1,185,284	128,225	(136,745)	1,176,764
Large Cap Index	1,740,141	205,245		(214,247)	1,731,139	259,369	(207,777)	1,782,731
High Yield	183,786	45,911		(50,459)	179,238	41,817	(33,117)	187,938
Income	204,422	30,461		(36,408)	198,475	38,751	(33,922)	203,304
Bond Index	256,761	36,921		(45,032)	248,650	45,986	(42,413)	252,223
Limited Maturity Bond	295,960	57,430		(56,937)	296,453	72,789	(66,468)	302,774
Money Market	2,565,287	1,312,705		(1,205,184)	2,672,808	1,364,743	(1,704,160)	2,333,391

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$14,261,330	$4,697,795
Moderately Aggressive Allocation	25,315,409	9,608,527
Moderate Allocation	10,645,082	3,994,641
Moderately Conservative Allocation	2,031,789	1,411,988
Growth and Income Plus	319,694	359,466
Balanced Income Plus	2,485,254	1,290,689
Diversified Income Plus	895,540	441,461
Opportunity Income Plus	418,464	177,241
Partner Technology	346,339	310,085
Partner Healthcare	763,985	227,802
Natural Resources	264,341	144,788
Partner Emerging Markets Equity	421,287	186,109
Real Estate Securities	510,409	560,852
Partner Small Cap Growth	588,404	194,111
Partner Small Cap Value	529,905	367,929
Small Cap Stock	631,951	607,134
Small Cap Index	3,133,731	1,673,745
Mid Cap Growth	1,296,632	491,079
Partner Mid Cap Value	388,694	176,533
Mid Cap Stock	1,031,709	628,799
Mid Cap Index	1,764,797	665,054
Partner Worldwide Allocation	1,636,198	1,003,639
Partner All Cap	300,418	370,919
Large Cap Growth	690,396	1,004,672
Partner Growth Stock	727,239	423,987
Large Cap Value	751,662	668,097
Large Cap Stock	1,193,428	1,221,940
Large Cap Index	3,492,664	2,299,480
High Yield	868,532	523,590
Income	627,349	373,396
Bond Index	688,512	536,327
Limited Maturity Bond	778,371	650,919
Money Market	1,211,495	1,641,357

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for the year ended December 31, 2014, except as indicated in Note 1, follows:

Subaccount	2014	2013	2012	2011	2010

Aggressive Allocation
Units	4,998,639	4,558,954	4,257,869	3,838,712	3,499,891
Unit value	$14.70-$19.93	$13.87-$18.79	$10.91-$14.79	$9.72-$13.18	$10.12-$13.72
Net assets	$91,154,600	$79,354,245	$59,117,383	$48,223,084	$46,244,872
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.44%	1.25%	0.62%	1.30%	1.46%
Total return (c)	6.02%	27.05%	12.25%	(3.93)%	17.53%

Moderately Aggressive Allocation
Units	9,364,289	8,630,741	7,868,814	7,435,674	6,643,579
Unit value	$14.58-$19.23	$13.75-$18.14	$11.34-$14.95	$10.04-$13.25	$10.34-$13.64
Net assets	$165,445,834	$146,071,289	$111,040,675	$93,838,330	$87,252,053
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.85%	1.49%	1.16%	1.98%	2.28%
Total return (c)	6.05%	21.30%	12.87%	(2.86)%	15.43%

Moderate Allocation
Units	4,127,831	3,828,988	3,562,266	3,290,892	2,916,276
Unit value	$14.39-$18.40	$13.59-$17.37	$11.81-$15.09	$10.57-$13.51	$10.68-$13.65
Net assets	$70,653,571	$62,688,654	$51,334,577	$42,692,985	$38,503,388
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.13%	1.51%	1.55%	2.22%	2.53%
Total return (c)	5.88%	15.12%	11.72%	(1.03)%	13.68%

Moderately Conservative Allocation
Units	589,292	571,234	624,768	512,832	452,179
Unit value	$13.86-$16.97	$13.16-$16.11	$12.08-$14.78	$11.02-$13.49	$11.00-$13.46
Net assets	$9,745,403	$8,986,908	$9,051,716	$6,794,784	$6,005,431
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.53%	1.55%	1.58%	2.16%	2.41%
Total return (c)	5.32%	9.02%	9.59%	0.20%	11.41%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Growth and Income Plus
Units	49,116	58,593	42,624	37,117	20,682
Unit value	$13.06	$12.78	$10.54	$9.32	$9.55
Net assets	$641,574	$748,839	$449,312	$345,741	$197,502
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.85%	1.98%	1.50%	0.32%	2.17%
Total return (c)	2.21%	21.24%	13.16%	(2.45)%	16.23%

Balanced Income Plus
Units	445,522	480,295	488,483	498,078	519,371
Unit value	$15.42-$24.43	$14.54-$23.03	$12.33-$19.52	$10.96-$17.37	$10.52-$16.67
Net assets	$10,219,016	$10,405,114	$9,045,619	$8,231,574	$8,269,221
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.59%	1.84%	2.14%	2.18%	2.59%
Total return (c)	6.07%	17.95%	12.42%	4.18%	13.29%

Diversified Income Plus
Units	268,297	251,293	216,356	175,848	185,890
Unit value	$16.04-$23.32	$15.38-$22.37	$13.83-$20.12	$12.08-$17.57	$11.81-$17.18
Net assets	$5,601,114	$5,086,386	$3,997,762	$2,874,346	$2,968,817
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.98%	2.48%	3.42%	4.93%	4.86%
Total return (c)	4.27%	11.17%	14.49%	2.31%	15.85%

Opportunity Income Plus
Units	79,290	64,194	48,571	48,896	52,888
Unit value	$13.53-$16.19	$13.08-$15.64	$13.26-$15.86	$12.51-$14.96	$11.97-$14.32
Net assets	$1,197,834	$957,617	$757,125	$721,534	$747,410
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.43%	2.56%	1.56%	2.84%	3.43%
Total return (c)	3.48%	(1.39)%	6.00%	4.52%	12.09%

Partner Technology
Units	313,708	311,595	307,632	312,907	312,097
Unit value	$13.81-$18.98	$12.50-$17.18	$9.69-$13.32	$8.00-$11.00	$9.18-$12.62
Net assets	$4,919,284	$4,417,128	$3,343,850	$2,803,864	$3,194,004
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	10.45%	29.01%	21.08%	(12.83)%	25.00%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Partner Healthcare
Units	78,063	56,790	32,388	29,311	26,193
Unit value	$23.29	$18.75	$14.30	$11.85	$12.32
Net assets	$1,818,421	$1,064,882	$463,284	$347,412	$322,686
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.35%	0.27%	0.00%	0.15%
Total return (c)	24.23%	31.09%	20.68%	(3.79)%	11.13%

Natural Resources
Units	126,462	112,940	101,248	89,848	69,203
Unit value	$7.23	$8.86	$8.09	$8.35	$9.58
Net assets	$914,553	$1,000,800	$818,961	$750,402	$663,132
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.45%	0.66%	0.24%	0.07%	0.08%
Total return (c)	(18.39)%	9.55%	(3.15)%	(12.84)%	16.33%

Partner Emerging Markets Equity
Units	110,934	93,877	78,214	68,356	63,941
Unit value	$12.76	$13.06	$14.10	$11.19	$12.55
Net assets	$1,416,016	$1,226,341	$1,102,700	$764,999	$802,453
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.96%	1.05%	0.53%	1.06%	0.00%
Total return (c)	(2.29)%	(7.34)%	25.98%	(10.82)%	27.33%

Real Estate Securities
Units	165,970	168,779	164,770	163,988	170,788
Unit value	$16.37-$39.27	$12.51-$30.02	$12.25-$29.38	$10.42-$24.99	$9.57-$22.97
Net assets	$4,800,767	$3,832,155	$3,762,833	$3,264,637	$3,151,034
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.46%	1.43%	3.67%	0.00%	2.89%
Total return (c)	30.82%	2.18%	17.54%	8.83%	27.56%

Partner Small Cap Growth
Units	113,614	106,473	106,629	110,690	115,664
Unit value	$17.37-$32.24	$16.98-$31.51	$11.99-$22.25	$10.73-$19.92	$11.16-$20.72
Net assets	$2,602,346	$2,432,607	$1,723,364	$1,613,030	$1,769,989
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.31%	41.64%	11.69%	(3.85)%	28.86%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Partner Small Cap Value
Units	160,360	155,266	153,594	165,010	183,947
Unit value	$18.18-$40.37	$17.67-$39.24	$12.92-$28.69	$11.30-$25.09	$11.53-$25.60
Net assets	$4,600,843	$4,431,208	$3,255,072	$3,086,564	$3,555,171
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.22%	1.87%	0.66%	0.21%	1.02%
Total return (c)	2.88%	36.76%	14.37%	(1.99)%	23.46%

Small Cap Stock
Units	372,960	375,797	382,383	395,671	413,163
Unit value	$15.08-$26.68	$14.40-$25.47	$10.59-$18.74	$9.68-$17.13	$10.23-$18.09
Net assets	$9,067,222	$8,749,916	$6,549,278	$6,205,152	$6,850,162
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.22%	0.36%	0.00%	0.00%	0.04%
Total return (c)	4.76%	35.90%	9.42%	(5.31)%	25.09%

Small Cap Index
Units	657,892	642,052	657,205	683,879	724,217
Unit value	$19.56-$39.83	$18.56-$37.81	$13.18-$26.85	$11.37-$23.15	$11.31-$23.03
Net assets	$23,447,540	$22,450,002	$16,506,005	$14,866,077	$15,710,619
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.74%	1.23%	0.67%	0.83%	0.84%
Total return (c)	5.36%	40.83%	15.95%	0.54%	25.88%

Mid Cap Growth
Units	334,215	330,257	333,680	312,271	311,284
Unit value	$18.65-$38.16	$17.00-$34.78	$13.03-$26.66	$11.61-$23.76	$12.28-$25.13
Net assets	$9,521,075	$8,684,241	$6,804,202	$5,638,750	$6,045,078
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.21%	0.34%	0.22%	0.32%	0.25%
Total return (c)	9.71%	30.45%	12.22%	(5.43)%	29.11%

Partner Mid Cap Value
Units	62,717	59,710	46,983	46,661	48,368
Unit value	$18.14-$24.66	$15.98-$21.72	$12.04-$16.37	$10.18-$13.84	$10.87-$14.77
Net assets	$1,389,187	$1,189,707	$714,056	$602,674	$676,043
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.65%	0.96%	0.81%	0.21%	0.86%
Total return (c)	13.52%	32.74%	18.27%	(6.33)%	24.73%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Mid Cap Stock
Units	364,520	362,706	364,763	381,574	411,976
Unit value	$18.02-$27.74	$16.10-$24.78	$11.88-$18.29	$10.39-$16.00	$11.09-$17.07
Net assets	$9,909,098	$8,895,630	$6,616,380	$6,062,963	$6,988,934
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.31%	0.37%	0.25%	0.04%	0.48%
Total return (c)	11.93%	35.50%	14.29%	(6.28)%	25.59%

Mid Cap Index
Units	329,819	285,318	267,750	271,327	281,999
Unit value	$18.63-$33.02	$17.05-$30.22	$12.83-$22.74	$10.93-$19.37	$11.18-$19.81
Net assets	$8,995,993	$7,581,950	$5,485,253	$4,761,781	$5,094,709
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.74%	0.89%	0.77%	0.81%	1.05%
Total return (c)	9.28%	32.92%	17.37%	(2.23)%	25.91%

Partner Worldwide Allocation
Units	1,529,257	1,501,202	1,515,120	144,252	122,208
Unit value	$10.44	$11.03	$9.49	$7.99	$9.10
Net assets	$15,969,575	$16,562,976	$14,371,961	$1,153,199	$1,111,733
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.04%	0.03%	3.04%	2.20%	1.55%
Total return (c)	(5.35)%	16.31%	18.66%	(12.12)%	13.43%

Partner All Cap
Units	100,790	103,056	104,210	106,874	112,541
Unit value	$15.08-$31.71	$13.43-$28.25	$10.11-$21.26	$8.81-$18.53	$9.26-$19.47
Net assets	$2,556,375	$2,354,073	$1,819,461	$1,627,514	$1,808,968
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.60%	0.75%	0.46%	0.63%	0.71%
Total return (c)	12.26%	32.85%	14.74%	(4.82)%	16.34%

Large Cap Growth
Units	546,453	560,860	582,641	588,902	637,239
Unit value	$16.66-$28.24	$15.01-$25.45	$11.02-$18.69	$9.25-$15.68	$9.77-$16.56
Net assets	$12,885,643	$11,992,051	$9,185,156	$7,828,779	$8,934,572
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.64%	0.65%	1.20%	0.55%	0.61%
Total return (c)	10.99%	36.14%	19.17%	(5.27)%	10.73%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Partner Growth Stock
Units	148,014	143,366	146,787	152,637	158,633
Unit value	$18.15-$31.88	$16.73-$29.38	$12.05-$21.16	$10.15-$17.83	$10.31-$18.10
Net assets	$3,597,926	$3,285,850	$2,440,590	$2,139,860	$2,263,614
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.03%	0.00%	0.00%	0.02%
Total return (c)	8.52%	38.84%	18.66%	(1.48)%	16.62%

Large Cap Value
Units	398,158	392,455	381,758	404,100	429,172
Unit value	$15.17-$28.07	$13.91-$25.75	$10.55-$19.53	$8.98-$16.61	$9.26-$17.14
Net assets	$8,936,846	$8,211,422	$6,209,875	$5,605,008	$6,197,359
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.23%	1.47%	1.72%	0.02%	1.41%
Total return (c)	9.03%	31.82%	17.57%	(3.08)%	12.61%

Large Cap Stock
Units	1,176,764	1,185,284	1,044,613	1,096,442	1,148,637
Unit value	$13.90-$18.14	$13.21-$17.23	$10.19-$13.29	$8.87-$11.57	$9.29-$12.12
Net assets	$19,344,362	$18,552,104	$12,479,827	$11,410,034	$12,539,799
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.88%	1.08%	1.03%	0.01%	0.77%
Total return (c)	5.29%	29.60%	14.90%	(4.57)%	10.82%

Large Cap Index
Units	1,782,731	1,731,139	1,740,141	1,784,491	1,873,862
Unit value	$16.82-$24.08	$14.85-$21.27	$11.27-$16.13	$9.75-$13.96	$9.59-$13.73
Net assets	$41,428,359	$36,073,475	$27,680,804	$24,577,360	$25,403,739
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.40%	1.66%	1.68%	1.62%	1.89%
Total return (c)	13.25%	31.81%	15.54%	1.71%	14.63%

High Yield
Units	187,938	179,238	183,786	163,711	174,651
Unit value	$16.98-$30.28	$16.65-$29.70	$15.57-$27.78	$13.39-$23.88	$12.79-$22.81
Net assets	$4,259,353	$4,088,923	$4,023,380	$3,078,547	$3,143,416
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	5.89%	6.29%	7.08%	7.76%	8.17%
Total return (c)	1.96%	6.91%	16.31%	4.70%	14.57%

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2014	2013	2012	2011	2010

Income
Units	203,304	198,475	204,422	185,919	210,375
Unit value	$15.09-$19.77	$14.15-$18.53	$14.16-$18.55	$12.75-$16.71	$12.04-$15.77
Net assets	$3,676,208	$3,372,693	$3,482,488	$2,851,116	$3,050,495
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.76%	3.77%	3.81%	4.42%	5.03%
Total return (c)	6.68%	(0.07)%	10.99%	5.94%	11.55%

Bond Index
Units	252,223	248,650	256,761	253,779	252,489
Unit value	$13.77-$23.30	$12.93-$21.87	$13.25-$22.42	$12.63-$21.36	$11.67-$19.74
Net assets	$4,856,630	$4,513,874	$4,795,760	$4,531,287	$4,249,243
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.22%	1.95%	2.02%	2.82%	3.12%
Total return (c)	6.52%	(2.47)%	4.95%	8.21%	9.24%

Limited Maturity Bond
Units	302,774	296,453	295,960	266,662	291,311
Unit value	$12.11-$14.41	$11.91-$14.18	$11.86-$14.11	$11.37-$13.53	$11.27-$13.41
Net assets	$4,147,452	$4,021,635	$3,986,454	$3,446,879	$3,741,722
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.71%	1.52%	1.65%	2.20%	3.24%
Total return (c)	1.68%	0.45%	4.32%	0.90%	5.25%

Money Market
Units	2,333,391	2,672,808	2,565,287	2,382,216	2,159,501
Unit value	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19	$1.02-$1.19
Net assets	$2,704,352	$3,134,213	$3,015,187	$2,802,168	$2,542,320
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	0.00%	0.00%	0.00%	0.00%	0.00%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE

Units, unit values and asset balances for each subaccount are as follows:

Year Ended December 31, 2014	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2008
Aggressive Allocation.	1,617,023	$14.70	$23,775,275
Moderately Aggressive Allocation.	3,155,441	$14.58	46,018,775
Moderate Allocation.	1,319,224	$14.39	18,986,354
Moderately Conservative Allocation.	82,409	$13.86	1,142,604
Growth and Income Plus.	16,614	$13.06	217,021
Balanced Income Plus.	11,749	$15.42	181,187
Diversified Income Plus.	43,449	$16.04	696,706
Opportunity Income Plus.	28,305	$13.53	383,106
Partner Technology.	15,004	$17.12	256,944
Partner Healthcare.	30,059	$23.29	700,199
Natural Resources.	44,747	$7.23	323,601
Partner Emerging Markets Equity.	49,432	$12.76	630,974
Real Estate Securities.	33,336	$16.37	545,743
Partner Small Cap Growth.	22,468	$17.37	390,207
Partner Small Cap Value.	30,592	$18.18	556,104
Small Cap Stock.	5,658	$15.08	85,329
Small Cap Index.	69,183	$19.56	1,353,066
Mid Cap Growth.	62,497	$18.65	1,165,490
Partner Mid Cap Value.	24,143	$18.14	437,914
Mid Cap Stock.	17,134	$18.02	308,686
Mid Cap Index.	86,979	$18.63	1,620,430
Partner Worldwide Allocation.	126,411	$10.44	1,320,076
Partner All Cap.	18,005	$15.08	271,442
Large Cap Growth.	28,019	$16.66	466,732
Partner Growth Stock.	37,777	$18.15	685,821
Large Cap Value.	63,611	$15.17	964,737
Large Cap Stock.	45,345	$13.90	630,498
Large Cap Index.	148,417	$16.82	2,496,526
High Yield.	40,176	$16.98	682,088
Income.	10,976	$15.09	165,647
Bond Index.	15,509	$13.77	213,579
Limited Maturity Bond.	27,660	$12.11	335,015
Money Market.	374,775	$1.02	382,696

			$108,390,572

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2014	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance - 2003
Aggressive Allocation.	2,790,534	$19.93	$55,601,690
Moderately Aggressive Allocation.	5,043,344	$19.23	97,008,408
Moderate Allocation.	2,104,204	$18.40	38,708,963
Moderately Conservative Allocation.	403,856	$16.97	6,854,196
Growth and Income Plus.	23,389	$13.06	305,518
Balanced Income Plus.	118,727	$19.72	2,341,888
Diversified Income Plus.	113,706	$20.33	2,312,023
Opportunity Income Plus.	35,957	$15.89	571,475
Partner Technology.	103,959	$18.98	1,972,633
Partner Healthcare.	32,738	$23.29	762,610
Natural Resources.	46,914	$7.23	339,277
Partner Emerging Markets Equity.	41,949	$12.76	535,454
Real Estate Securities.	105,166	$30.20	3,176,464
Partner Small Cap Growth.	68,865	$21.69	1,493,737
Partner Small Cap Value.	100,776	$28.52	2,874,267
Small Cap Stock.	169,773	$21.86	3,712,066
Small Cap Index.	115,491	$28.13	3,248,275
Mid Cap Growth.	200,624	$28.13	5,642,609
Partner Mid Cap Value.	29,995	$24.66	739,697
Mid Cap Stock.	147,659	$27.50	4,059,946
Mid Cap Index.	130,514	$28.09	3,665,927
Partner Worldwide Allocation.	717,637	$10.44	7,494,110
Partner All Cap.	59,349	$25.98	1,541,720
Large Cap Growth.	370,389	$22.24	8,237,514
Partner Growth Stock.	82,768	$24.60	2,036,390
Large Cap Value.	244,519	$22.27	5,444,684
Large Cap Stock.	420,513	$18.14	7,627,744
Large Cap Index.	255,676	$22.42	5,732,269
High Yield.	113,333	$22.37	2,534,772
Income.	143,049	$17.73	2,536,138
Bond Index.	122,548	$16.19	1,983,410
Limited Maturity Bond.	196,515	$13.64	2,679,569
Money Market.	1,530,108	$1.18	1,811,617

			$285,587,060

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(7) UNIT FAIR VALUE - continued

Year Ended December 31, 2014	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life - 1997
Aggressive Allocation.	591,082	$19.93	$11,777,635
Moderately Aggressive Allocation.	1,165,504	$19.23	22,418,651
Moderate Allocation.	704,403	$18.40	12,958,254
Moderately Conservative Allocation.	103,027	$16.97	1,748,603
Growth and Income Plus.	9,113	$13.06	119,035
Balanced Income Plus.	315,046	$24.43	7,695,941
Diversified Income Plus.	111,142	$23.32	2,592,385
Opportunity Income Plus.	15,028	$16.19	243,253
Partner Technology.	194,745	$13.81	2,689,707
Partner Healthcare.	15,266	$23.29	355,612
Natural Resources.	34,801	$7.23	251,675
Partner Emerging Markets Equity.	19,553	$12.76	249,588
Real Estate Securities.	27,468	$39.27	1,078,560
Partner Small Cap Growth.	22,281	$32.24	718,402
Partner Small Cap Value.	28,992	$40.37	1,170,472
Small Cap Stock.	197,529	$26.68	5,269,827
Small Cap Index.	473,218	$39.83	18,846,199
Mid Cap Growth.	71,094	$38.16	2,712,976
Partner Mid Cap Value.	8,579	$24.66	211,576
Mid Cap Stock.	199,727	$27.74	5,540,466
Mid Cap Index.	112,326	$33.02	3,709,636
Partner Worldwide Allocation.	685,209	$10.44	7,155,389
Partner All Cap.	23,436	$31.71	743,213
Large Cap Growth.	148,045	$28.24	4,181,397
Partner Growth Stock.	27,469	$31.88	875,715
Large Cap Value.	90,028	$28.07	2,527,425
Large Cap Stock.	710,906	$15.59	11,086,120
Large Cap Index.	1,378,638	$24.08	33,199,564
High Yield.	34,429	$30.28	1,042,493
Income.	49,279	$19.77	974,423
Bond Index.	114,166	$23.30	2,659,641
Limited Maturity Bond.	78,599	$14.41	1,132,868
Money Market.	428,508	$1.19	510,039

			$168,446,740

Thrivent Variable Life Account I (Series 2008, 2003, 1997)

Notes to Financial Statements (continued)

(8) SUBACCOUNT MERGERS

A Special Meeting of shareholders of the Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio and Thrivent Partner Socially Responsible Stock Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. ("the Fund"), was held on August 2, 2013. The Contractholders of each Subaccount voted in favor of merging the Portfolios listed below into the Thrivent Large Cap Stock Portfolio effective August 16, 2013.

	The Target Portfolio		The Acquiring Portfolio
Merger 1	Thrivent Partner All Cap Growth	→	Thrivent Large Cap Stock
Merger 2	Thrivent Partner All Cap Value	→	Thrivent Large Cap Stock
Merger 3	Thrivent Partner Socially Responsible Stock	→	Thrivent Large Cap Stock

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of August 16, 2013	Shares as of August 16, 2013
Target Portfolio (Merger 1)	$1,693,020	152,016
Target Portfolio (Merger 2)	$501,656	49,977
Target Portfolio (Merger 3)	$263,157	19,740
Acquiring Portfolio	$14,373,317	1,344,017

After Acquisition	$16,831,150	1,565,750

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 15, 2013.

Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner All Cap Growth	$(459,759)	$(5,402)	$656,589
Thrivent Partner All Cap Value	$(104,741)	$7,604	$153,851
Thrivent Partner Socially Responsible Stock	$(25,136)	$648	$56,004

Assuming the acquisition had been completed on January 1, 2013 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2013, would have been as follows:

Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock	$2,988,695	$53,781	$1,032,029

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 16, 2013. Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2012, would have been as follows:

Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock	$1,674,876	$128,441	$74,949

PART C: OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the prior Registration Statements of the Depositor.

Exhibit	Description	Filed Herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing the name change of Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement between the Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Management”)	Post-Effective Amendment No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 20, 2006.
(c)(ii)	Form of Agreement between Thrivent Investment Management and Registered Representatives with respect to the sale of the Contracts	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(d)(i)	Form of Contract	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(ii)	Available Contract Riders	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997.
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(e)	Contract Application Form	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(f)	Articles of Incorporation of Depositor (as amended December 5, 2005) and Bylaws of Depositor (as amended December 3, 2009)	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(ii)	Reinsurance Agreement with LB and The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company and Thrivent Financial for Lutherans	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company and Thrivent Financial	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America and Thrivent Financial for Lutherans	Post-Effective Amendment No. 18 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 18, 2011.

Exhibit	Description	Filed Herewith / Incorporated by reference from
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP	Filed Herewith
(n)(i)	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP	Filed Herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(r)(i)	Power of Attorney forms for F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, and Adrian M. Tocklin	Post-Effective Amendment No. 15 to the registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 22, 2008.
(r)(ii)	Power of Attorney form for Frederick G. Kraegel	Post-Effective Amendment No. 16 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 21, 2009.
(r)(iii)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 17 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on April 19, 2010.
(r)(iv)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 19 to registration statement on Form N-6 of the Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed April 23, 2012.
(r)(v)	Power of Attorney form for Kenneth A Carow	Post-Effective Amendment No. 20 to registration statement on Form N-6 of the Variable Life Account I, Registration No. 333-31011, filed on April 23, 2013
(r)(vi)	Power of Attorney form for N. Cornell Boggs III	Post-Effective Amendment No. 21 to registration statement on Form N-6 of the Variable Life Account I, Registration No. 333-31011, filed on April 28, 2014
(r)(vii)	Power of Attorney form for Kathryn V. Marinello	Filed Herewith
(r)(viii)	Power of Attorney form for Eric J. Draut	Filed Herewith

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs III Dow Corning Corporation 2200 W. Salzburg Road Midland, Michigan 48686	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Eric J. Draut 524 S. Banbury Roard Arlington Heights, Illinois 60005	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director

Name and Principal Business Address	Positions and Offices with Depositor
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Frank H. Moeller Enovate Enterprises 8701 North Mopac Expressway, Suite 105 Austin, Texas 78759	Chair of the Board of Directors
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19425	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial
Knut A. Olson	Senior Vice President, Financial Network
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President and Chief Marketing Officer
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
James M. Odland	Vice President and Chief Compliance Officer

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial for Lutherans (Thrivent Financial), except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC[1]	Investment adviser Delaware

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose GP VII, LLC[2]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund VII Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose GP VIII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[9]	Managing Member	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc., (“TFH”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TFH and TLIC own respectively 80% and 20% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management Inc. contains a provision in which the Fund and Thrivent Investment Management Inc. mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other activity.   Thrivent Investment Management Inc. is the principal underwriter of the contracts.

(b) Management.   The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
Randall L. Boushek	Director
Knut A. Olson	Director and Senior Vice President
Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Nikki L. Sorum	Vice President
Christopher J. Osborne	Vice President, Supervision
David J. Kloster	Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Vice President
Peter Bado	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director of Affiliate Finance, CFO & Treasurer
Tracy A. Salwei	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Vice President, Service Operations
Kathryn A. Stelter 4321 North Ballard Road Appleton, WI 54919	Director, Mutual Fund Operations

(c)	Compensation from Registrant. Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that as to the flexible premium variable life contracts that are the subject of this registration statement File No. 333-31011, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 29th day of April, 2015.

Thrivent Variable Life Account I
(Registrant)

By:	Thrivent Financial for Lutherans
(Depositor)

/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below:

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director	April 29, 2015
Bradford L. Hewitt	(Principal Executive Officer)	Date

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer	April 29, 2015
Randall L. Boushek	and Treasurer (Principal Financial Officer)	Date

A majority of the Board of Directors:*

N. Cornell Boggs, III	Kenneth A. Carow	Eric J. Draut
Kirk D. Farney	Mark A. Jeske	Frederick G. Kraegel
F. Mark Kuhlmann	Kathryn V. Marinello	Frank H. Moeller
Bonnie E. Raquet	Alice M. Richter	James H. Scott
Allan R. Spies	Adrian M. Tocklin	Bradford L. Hewitt

* James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 29, 2015
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
n(i)	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP
r(vii)	Power of Attorney form for Kathryn V. Marinello
r(viii)	Power of Attorney form for Eric J. Draut